Exhibit 10.4

CAREY FINANCIAL, LLC

SECOND AMENDED AND RESTATED DEALER MANAGER AGREEMENT

April 12, 2017

Carey Financial, LLC
50 Rockefeller Plaza
New York, New York 10020

RE:    CAREY CREDIT INCOME FUND

Ladies and Gentlemen:

Carey Credit Income Fund (the “Master Fund”), a Delaware statutory trust, is a specialty finance company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Master Fund has qualified and intends to continue to qualify annually, as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

The Master Fund serves as the investment vehicle for feeder funds, each of which has elected or will elect to be regulated as a BDC, and has qualified and/or intends to qualify as a RIC and has been or will be formed as a Delaware statutory trust which invests substantially all of its equity capital in the common shares of the Master Fund and has the same investment objectives as the Master Fund. Feeder funds are sometimes referred to in this Agreement in the singular as a “Feeder Fund” or collectively as the “Feeder Funds,” and, together with the Master Fund, the “Funds.” The common shares offered by Feeder Funds are sometimes referred to in this Agreement in the singular as a “Share” and in the aggregate as the “Shares.”

This Agreement is intended to cover the offer and sale of Shares by each Feeder Fund set forth on Schedule A attached hereto, as it may be amended from time to time. Each Feeder Fund will offer Shares upon the terms and subject to the conditions set forth in their respective Prospectuses (as defined below). While the Master Fund will be continuously offered and have an infinite life, each Feeder Fund will have a finite offering period and a finite term as set forth in its Prospectus.

Upon the terms and subject to the conditions contained in this Second Amended and Restated Dealer Manager Agreement (this “Agreement”), the Master Fund and each Feeder Fund (by its respective signature to Schedule A hereto) hereby appoints Carey Financial, LLC, a Delaware limited liability company (the “Dealer Manager”), to act on a best efforts basis as the exclusive wholesale distributor and dealer manager for the public offering of Shares in each respective Feeder Fund in all sales channels in which such Feeder Fund is offered (including for avoidance of doubt in connection with any Shares of a Feeder Fund purchased by or on behalf of clients of registered investment advisers) and the Dealer Manager agrees to accept such appointment.

1.
Representations and Warranties of the Master and Feeder Funds. The Master Fund and each Feeder Fund, as applicable and solely with respect to such Fund, hereby represents, warrants and agrees during the term of this Agreement as follows:

(a)
Registration Statement and Prospectus. Each Feeder Fund has prepared and filed, with the Securities and Exchange Commission (the “Commission”) a registration statement on Form N-2 for the registration of its Shares under the Securities Act of 1933, as amended (the “Securities

Act”), and the rules and regulations of the Commission promulgated thereunder (the “Securities Act Rules and Regulations”). The registration statement and the prospectus contained therein, as declared effective by the Commission (the “Effective Date”), and as may be supplemented from time to time, are respectively hereinafter referred to as the “Registration Statement” and the “Prospectus,” except that:

(i)
if a Feeder Fund files a post-effective amendment to such Registration Statement, then the term “Registration Statement” shall, from and after the declaration of the effectiveness of such post-effective amendment by the Commission, refer to such Registration Statement as amended by such post-effective amendment, and the term “Prospectus” shall refer to the amended prospectus then on file with the Commission, as may be supplemented from time to time; and

(ii)
if the prospectus filed by a Feeder Fund pursuant to Rule 497(c) of the Securities Act Rules and Regulations shall differ from the prospectus on file at the time the applicable Registration Statement or the most recent post-effective amendment thereto, if any, shall have become effective, then the term “Prospectus” shall refer to such prospectus filed pursuant to Rule 497(c), as the case may be, from and after the date on which it shall have been filed. The term “preliminary Prospectus” as used herein shall mean a preliminary prospectus related to the Shares as contemplated by Rule 430 or Rule 430A of the Securities Act Rules and Regulations included at any time as part of the Registration Statement. As used herein, the terms “Registration Statement,” “preliminary Prospectus” and “Prospectus” shall include the documents, if any, incorporated by reference therein.

(iii)
With respect solely to a Feeder Fund’s distribution reinvestment plan (“DRIP”), if a separate prospectus is filed and becomes effective (a “DRIP Prospectus”), the term “Prospectus” shall refer to such DRIP Prospectus from and after the declaration of effectiveness of such DRIP Prospectus.

As used herein, the term “Effective Date” also shall refer to the effective date of each post- effective amendment to a Feeder Fund’s Registration Statement, unless the context otherwise requires.
Upon the execution of a Selected Dealer Agreement by a Selected Dealer and thereafter, from time to time, the Dealer Manager will provide written notice to each Selected Dealer of the Effective Date of each Feeder Fund.

(b)	Compliance With the Securities Act. During the term of this Agreement:

(i)
each Feeder Fund’s Registration Statement, Prospectus and any amendments or supplements thereto have complied, and will comply, in all material respects with the Securities Act, the Securities Act Rules and Regulations, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder (the “Exchange Act Rules and Regulations”);

(ii)
each Feeder Fund’s Registration Statement does not, and any amendment thereto will not, in each case as of the applicable Effective Date, include any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and its Prospectus does not, and any amendment or supplement thereto will not, as of the applicable Effective Date, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading; provided, however, that the foregoing provisions of this Section 1(b) will not extend to any statements contained in or omitted from the Registration

Statement or the Prospectus that are based upon written information furnished to the Master Fund or a Feeder Fund by the Dealer Manager expressly for use in the Registration Statement or Prospectus; and the documents incorporated or deemed to be incorporated by reference in each Feeder Fund’s Prospectus, at the time they are hereafter filed with the Commission, will comply in all material respects with the requirements of the Exchange Act and the Exchange Act Rules and Regulations, and, when read together with the other information in the Feeder Fund’s Prospectus, at the time the Registration Statement became effective and as of the applicable Effective Date of each post-effective amendment to the Registration Statement, did not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c)	Securities Matters. There has not been:

(i)
any issuance by the Commission of any stop order suspending the effectiveness of any Feeder Fund’s Registration Statement or any initiation or, to the knowledge of the Master Fund, any threat of any proceeding for that purpose; or

(ii)
any notification with respect to the suspension of the qualification of any Feeder Fund’s Shares for sale in any jurisdiction or any initiation or, to the knowledge of the Master Fund, any threat of any proceeding for such purpose.

Each Feeder Fund is or will be in compliance in all material respects with all federal and state securities laws, rules and regulations applicable to it and its activities, including, without limitation, with respect to the offering and the sale of its Shares.

(d)
Feeder Funds’ Status and Good Standing. Each Feeder Fund is, or will be, a statutory trust duly organized and validly existing under the laws of the State of Delaware that is in good standing with the Delaware Division of Revenue, with all requisite power and authority to enter into this Agreement and to carry out its obligations hereunder.

(e)
Authorization of Agreement. This Agreement is duly and validly authorized, executed and delivered by or on behalf of each of the Master Fund, and each Feeder Fund and constitutes a valid and binding agreement of the Master Fund and each Feeder Fund enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws of the United States or any state or any political subdivision thereof which affect creditors’ rights generally or by equitable principles relating to the availability of remedies or except to the extent that the enforceability of the indemnity and contribution provisions contained in this Agreement may be limited under applicable securities laws.

(f)
Absence of Conflict or Default. The execution and delivery of this Agreement and the performance of this Agreement, the consummation of the transactions contemplated herein and the fulfillment of the terms hereof, do not and will not conflict with, or result in a breach, of any of the terms and provisions of, or constitute a default under:

(i)	a Feeder Fund’s, the Master Fund’s or any of its subsidiaries’ certificate of trust or other organizational documents, as the case may be;

(ii)
any voting trust agreement, note, lease or other agreement or instrument to which a Feeder Fund or the Master Fund or any of its subsidiaries is a party or by which they or any of their properties is bound except, for purposes of this clause (ii) only, for such conflicts, breaches or defaults that do not result in and could not reasonably be expected to result in, individually or in the aggregate, an MAE (as defined below in this Section 1(f)); or

(iii)
any statute, rule or regulation or order of any court or other governmental agency or body having jurisdiction over a Feeder Fund or the Master Fund, any of its subsidiaries or any of their properties.

No consent, approval, authorization or order of any court or other governmental agency or body has been or is required for the performance of this Agreement or for the consummation by a Feeder Fund or the Master Fund of any of the transactions contemplated hereby (except as have been or will be obtained under the Securities Act, the Exchange Act, from the Financial Industry Regulatory Authority (“FINRA”) or as may be required under applicable state securities or “Blue Sky” laws in connection with the offer and sale of the Shares or under the laws of states in which the Feeder Funds or the Master Fund may transact business or as may be required by subsequent events which may occur).
As used in this Agreement, “MAE” means any event, circumstance, occurrence, fact, condition, change or effect, individually or in the aggregate, that is, or could reasonably be expected to be, materially adverse to (A) the condition, financial or otherwise, earnings, business affairs or business prospects of a Feeder Fund or the Master Fund and its subsidiaries, or (B) the ability of a Feeder Fund or the Master Fund to perform its obligations under this Agreement or the validity or enforceability of this Agreement.

(g)
Actions or Proceedings. As of the initial Effective Date of the offering of Shares in each Feeder Fund, there are or will be no actions, suits or proceedings against, or investigations of, the Master Fund or its subsidiaries pending or, to the knowledge of the Master Fund, threatened, before any court, arbitrator, administrative agency or other tribunal:

(i)	asserting the invalidity of this Agreement;

(ii)	seeking to prevent the issuance of the Shares of any Feeder Fund or the consummation of any of the transactions contemplated by this Agreement;

(iii)	that would reasonably be expected to materially and adversely affect the performance by the Master Fund of its obligations under, or the validity or enforceability of, this Agreement or the Shares;

(iv)	that would reasonably be expected to result in an MAE; or

(v)	seeking to affect adversely the federal income tax attributes of any Feeder Fund’s Shares except as described in the Prospectus, except any such actions, suits, proceedings or investigations that were the subject of a previous written notice thereof from the Master Fund to the Dealer Manager. Additionally, the Master Fund or the applicable Feeder Fund will promptly give notice to the Dealer Manager of the occurrence of any action, suit, proceeding or investigation of the type referred to above arising or occurring on or after the initial Effective Date of any Feeder Fund’s offering of Shares.

(h)
Escrow Agreement. Each Feeder Fund will enter into an escrow agreement (the “Escrow Agreement”) with the Dealer Manager and a third party bank to serve as escrow agent (the “Escrow Agent”) for the offering of its Shares.

(i)
Sales Literature. Any supplemental sales literature or advertisement (including, without limitation any “broker-dealer use only” or “institutional” material), regardless of how labeled or described, used in addition to any Feeder Fund’s Prospectus in connection with the offering of its Shares which previously has been, or hereafter is, furnished or approved by the Feeder Fund (collectively, “Approved Sales Literature”), shall, to the extent required, be filed with and approved by the appropriate securities agencies and bodies, provided that the Dealer Manager will make all FINRA filings, to the extent required. Any and all Approved Sales Literature, when used in connection with the Feeder Fund’s Prospectus, did not, or will not at the time provided for use, include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(j)
Authorization of Shares. Each Feeder Fund’s Shares have been or will be duly authorized and, when issued and sold as contemplated by the Feeder Fund’s Prospectus and upon payment therefor as provided in this Agreement and the Prospectus, will be validly issued, fully paid and nonassessable and will conform in all material aspects to the description thereof contained in the Prospectus.

(k)
Taxes. Any taxes, fees and other governmental charges in connection with the execution and delivery of this Agreement or the execution, delivery and sale of the Feeder Fund’s Shares have been or will be paid when due.

(l)
Tax Returns. Each Feeder Fund has filed or will file all material federal, state and foreign income tax returns required to be filed by or on behalf of the Feeder Fund on or before the due dates therefor (taking into account all extensions of time to file) and has paid or will pay all such material taxes, except those being contested in good faith, indicated by such tax returns, and all assessments received by the Feeder Fund to the extent that such taxes or assessments have become due.

(m)
BDC and RIC Qualifications. Each Feeder Fund will make a timely election to qualify as a RIC pursuant to Subchapter M of the Code for the first year during which the Feeder Fund begins material operations. Each Feeder Fund has been or will be organized in conformity with the requirements for qualification as a RIC under the Code, and its current and proposed method of operation as described in its Registration Statement and the Prospectus will enable it to continue to meet the requirements for qualification and taxation as a RIC under the Code. Each Feeder Fund also will elect to be regulated as a BDC under the 1940 Act.

(n)
Independent Registered Public Accounting Firm. The accountants who have audited or will audit certain financial statements appearing in each Feeder Fund’s Prospectus are or will be an independent registered public accounting firm within the meaning of the Securities Act and the Securities Act Rules and Regulations. Such accountants have not been and will not be engaged by any Feeder Fund to perform any “prohibited activities” (as defined in Section 10A of the Exchange Act).

(o)
Preparation of the Financial Statements. The financial statements filed with the Commission as a part of the Registration Statement and included in the Prospectus present, or will present, fairly the consolidated financial position of each Feeder Fund and its subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the period(s) specified. Such financial statements have been or will be prepared in conformity with generally accepted accounting principles as applied in the United States applied on a consistent basis throughout the period(s) involved, except as may be expressly stated in the related notes thereto.

(p)
Material Adverse Change. Since the respective dates as of which information is given in each Feeder Fund’s Registration Statement and the Prospectus, except as may otherwise be stated therein or contemplated thereby, there has not occurred an MAE, whether or not arising in the ordinary course of business.

(q)
Government Permits. Each Feeder Fund and its subsidiaries possess or will possess such certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their business, other than those the failure to possess or own would not be, individually or in the aggregate, an MAE. No Feeder Fund has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in an MAE.

2.	Representations and Warranties of the Dealer Manager. The Dealer Manager represents and warrants to the Master Fund during the term of this Agreement that:

(a)
Organization Status. The Dealer Manager is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, with all requisite power and authority to enter into this Agreement and to carry out its obligations hereunder.

(b)
Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Dealer Manager, and assuming due authorization, execution and delivery of this Agreement by the Master Fund and each Feeder Fund, as applicable, will constitute a valid and legally binding agreement of the Dealer Manager enforceable against the Dealer Manager in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability and except that rights to indemnity and contribution hereunder may be limited by applicable law and public policy.

(c)
Absence of Conflict or Default. The execution and delivery of this Agreement and the performance of this Agreement, the consummation of the transactions contemplated herein and compliance with the terms of this Agreement by the Dealer Manager do not and will not conflict with, or result in a breach of any of, the terms and provisions of, or constitute a default under:

(i)	the Dealer Manager’s organizational documents;

(ii)
any indenture, mortgage, deed of trust, note, lease or other agreement to which the Dealer Manager is a party or by which it may be bound, or to which any of the property or assets of the Dealer Manager is subject; or

(iii)
any statute, rule, regulation, writ, injunction or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Dealer Manager or its assets, properties or operations, except in the case of clause (ii) or (iii) for such conflicts or defaults that would not individually or in the aggregate have a material adverse effect on the condition (financial or otherwise), business, properties or results of operations of the Dealer Manager.

(d)
Broker-Dealer Registration; FINRA Membership. The Dealer Manager is, and during the term of this Agreement will be, duly registered as a broker-dealer pursuant to the provisions of the Exchange Act, a member in good standing of FINRA, and a broker or dealer duly registered as such in those states where the Dealer Manager is required to be registered in order to carry out the offering of Shares of the Feeder Funds as contemplated by this Agreement. Moreover, the Dealer Manager’s employees and representatives have all required licenses and registrations to act under this Agreement. There is no provision in the Dealer Manager’s FINRA membership agreement that would restrict the ability of the Dealer Manager to carry out the offering of Shares of the Feeder Funds as contemplated by this Agreement.

3.
Offering and Sale of the Shares. Upon the terms and subject to the conditions set forth in this Agreement, the Master Fund hereby appoints the Dealer Manager as its agent and exclusive distributor, and to retain Selected Dealers (as defined in Section 3(a), below) to, (i) solicit subscriptions for Shares of the Feeder Funds, (ii) provide ongoing distribution and marketing support services, and (iii) collaborate or work with shareholder services platforms that are created and utilized for the registered investment adviser business. Upon the terms and subject to the conditions set forth in this Agreement, the Dealer Manager hereby accepts such agency and exclusive distributorship and agrees to use its best efforts to promote the Funds and sell or cause to be sold the Shares in such quantities and to such persons in accordance with such terms as are set forth in this Agreement and the Prospectus and the Registration Statement for each Feeder Fund in which Shares are then being offered. The Dealer Manager shall solicit subscriptions for Shares of each Feeder Fund during the period commencing on the initial Effective Date of the offering of Shares of such Feeder Fund and

4.
ending on the earliest to occur of the following: (1) the later of (x) one year after the initial Effective Date of the Feeder Fund’s Registration Statement and (y) at the Feeder Fund’s election, the date on which the Feeder Fund is permitted to extend the offering of its Shares in accordance with the rules of the Commission; (2) the acceptance by the Feeder Fund of subscriptions for the maximum number of Shares in its offering; (3) the termination of its offering by the Feeder Fund, which the Feeder Fund shall have the right to terminate in its sole and absolute discretion at any time; (4) the termination of the effectiveness of the Feeder Fund’s Registration Statement; and (5) the liquidation or dissolution of the Feeder Fund (such period being the “Offering Period”).

The number of Shares, if any, to be reserved for sale by each Selected Dealer in a Feeder Fund’s offering may be determined by mutual agreement, from time to time, by the Dealer Manager and the Master Fund. In the absence of such determination, the Feeder Fund will, subject to the provisions of Section 3(b), below, accept Subscription Agreements based upon a first-come, first-accepted reservation or other similar method. Under no circumstances will the Dealer Manager be obligated to underwrite or purchase any Shares of a Feeder Fund for its own account and, in soliciting purchases of Shares, the Dealer Manager shall act solely as each Feeder Fund’s agent and not as an underwriter or principal.

(a)
Selected Dealers. The Shares offered and sold through the Dealer Manager under this Agreement shall be offered and sold only by the Dealer Manager and other securities dealers the Dealer Manager may retain (collectively the “Selected Dealers”); provided, however, that:

(i)
the Dealer Manager reasonably believes that all Selected Dealers are registered with the Commission, are members of FINRA and are duly licensed or registered by the regulatory authorities in the jurisdictions in which they will offer and sell Shares; and

(ii)
all such engagements are evidenced by written agreements, the terms and conditions of which, at the time entered into, substantially conform to the form of Selected Dealer Agreement attached hereto as Exhibit A (the “Selected Dealer Agreement”).

(b)
Order Forms. Dealer Manager and each Feeder Fund have established, or will establish, an escrow account in which to deposit subscription proceeds pending the acceptance of subscribers as shareholders (“Shareholders”) of such Fund. A Selected Dealer shall transmit to the transfer agent, original Feeder Fund order forms (“Order Forms”) and original checks, made payable to the UMB Bank N.A., as Escrow Agent for the applicable Feeder Fund, for payment of Shares, as provided for in the Order Form.

When Selected Dealer’s internal supervisory procedures are conducted at the site at which the Order Form and check were initially received by Selected Dealer from the subscriber, Selected Dealer shall transmit the Order Form and check to the transfer agent by the end of the next business day following receipt of the check and Order Form. When, pursuant to Selected Dealer’s internal supervisory procedures, Selected Dealer’s final internal supervisory procedures are conducted at a different location (the “Final Review Office”), Selected Dealer shall transmit the check and Order Form to the Final Review Office by the end of the next business day following Selected Dealer’s receipt of the Order Form and check. The Final Review Office, by the end of the next business day following its receipt of the Order Form and check, will forward the Order Form and check to the transfer agent. If any Order Form solicited by Selected Dealer is rejected by the Dealer Manager, or the Feeder Fund, then the Order Form and check will be returned to the rejected subscriber within 10 business days from the date of rejection.
Subject to the foregoing, Selected Dealer shall forward original checks together with an original Order Form, executed and initialed by the subscriber as provided for in the Order Form, to the transfer agent in the following form: “Carey Credit Income Fund c/o DST Systems, Inc., as agent for UMB Bank N.A.” (or in such other form as the Dealer Manager may communicate in writing from time to time) at the address provided in the Order Form.

(c)	Completed Sale. A sale of a Share shall be deemed by a Feeder Fund to be completed for purposes of Section 3(d) if and only if:

(i)
the Feeder Fund or an agent of the Feeder Fund has received a properly completed and executed Subscription Agreement, together with payment of the full purchase price of each purchased Share, from an investor who satisfies the applicable suitability standards and minimum purchase requirements set forth in the Feeder Fund’s Registration Statement as determined by the Selected Dealer or the Dealer Manager, as applicable, in accordance with the provisions of this Agreement;

(ii)	the Feeder Fund has accepted such subscription; and

(iii)	such investor has been admitted as a shareholder of the Feeder Fund based on a properly completed Order Form and full payment of the required funding.
In addition, no sale of Shares shall be completed until at least five (5) business days after the date on which the subscriber receives a copy of the Feeder Fund’s Prospectus. The Dealer Manager hereby acknowledges and agrees that a Feeder Fund, in its sole and absolute discretion, may accept or reject any subscription, in whole or in part, for any reason whatsoever or no reason, and no selling commission, dealer manager fees (“Dealer Manager Fees”) or distribution and shareholder servicing fees (“Distribution and Shareholder Servicing Fees”), if any, will be paid to the Dealer Manager with respect to that portion of any subscription which is rejected.

(d)	Dealer Manager Compensation.

(i)
The compensation arrangement between each Feeder Fund and the Dealer Manager, including a detailed description of selling commissions, Dealer Manager Fees, Distribution and Shareholder Servicing Fees, if any, shall be as set forth in such Feeder Fund’s currently effective Prospectus (or if no Prospectus is currently effective, the last effective Prospectus of such Feeder Fund). The Dealer Manager will re-allow all applicable selling commissions, subject to federal and state securities laws, to the Selected Dealer who sold the Shares.

(ii)
The Dealer Manager may retain or re-allow to the Selected Dealer who sold the Shares, as described more fully in the Selected Dealer Agreement, all or a portion of the Dealer Manager Fee, and will reimburse all of the Distribution and Shareholder Servicing Fees to a Selected Dealer (in the case of any Feeder Fund that agrees to pay Distribution and Shareholder Servicing Fees to the Dealer Manager), subject to the applicable Feeder Fund’s Prospectus and federal and state securities laws,

(iii)
Notwithstanding anything contained herein to the contrary, the Feeder Funds will not pay selling commissions, Dealer Manager Fees, or Distribution and Shareholder Servicing Fees, if any, for sales of Shares pursuant to their respective DRIP. Also, they will pay reduced selling commissions or may eliminate commissions on certain sales of Shares, including the reduction or elimination of selling commissions in accordance with, and on the terms set forth in, their respective Prospectuses.

(iv)
Except as otherwise described in a Feeder Fund’s Prospectus or this Section 3(d), all selling commissions and Dealer Manager Fees payable to the Dealer Manager will be paid within ten (10) business days after the investor subscribing for the applicable Share(s) is admitted as a shareholder of the Feeder Fund in which Shares were sold. The Dealer Manager acknowledges that no commissions, payments or other amounts will be paid to the Dealer Manager unless and until the gross proceeds of the Shares sold are disbursed to the Feeder Fund in which the Shares were sold in accordance with the terms of the Feeder Fund’s Escrow Agreement and Prospectus.

(v)	In no event shall the total aggregate underwriting compensation payable to the Dealer

Manager and any Selected Dealers participating in an offering of a Feeder Fund’s Shares, including, but not limited to, selling commissions, the Dealer Manager Fee, and the Distribution and Shareholder Servicing Fee, if applicable for any Feeder Fund that agrees to pay Distribution and Shareholder Servicing Fees to the Dealer Manager, in the aggregate, exceed ten percent (10.0%) of gross offering proceeds from the primary offering of the Feeder Fund’s Shares.

(vi)
Notwithstanding anything to the contrary contained herein, if a Feeder Fund pays any selling commission to the Dealer Manager for the sale by a Selected Dealer of one or more Shares and the subscription is rescinded as to one or more of the Shares covered by such subscription, then the Feeder Fund will decrease the next payment of selling commissions or other compensation otherwise payable to the Dealer Manager by the Feeder Fund under this Agreement by an amount equal to the rate per Share (as calculated when paid in connection with the rescinded sale) of selling commissions, Dealer Manager Fees and Distribution and Shareholder Servicing Fees, if any, established in this Section 3(d), multiplied by the number of Shares as to which the subscription is rescinded. If no payment of selling commissions or other compensation is due to the Dealer Manager after such withdrawal occurs, then the Dealer Manager shall pay the amount specified in the preceding sentence to the Feeder Fund within a reasonable period of time not to exceed thirty (30) days following receipt of notice by the Dealer Manager from the Feeder Fund stating the amount owed as a result of rescinded subscriptions.

(vii)
Notwithstanding anything contained in this Agreement or the applicable Prospectus or Registration Statement, it is agreed and understood that each Feeder Fund shall be obligated to pay Distribution and Shareholder Servicing Fees, if any, to the Dealer Manager only with respect to those Shares of such Feeder Fund which, at the time of accrual of the applicable Distribution and Shareholder Servicing Fees, were receiving ongoing support services from Selected Dealers pursuant to as described in Section 6(d) of the Selected Dealer Agreement. Further, Dealer Manager shall reimburse such Distribution and Shareholder Servicing Fees to a Selected Dealer only with respect to Shares for which such Selected Dealer is providing ongoing support services at the time of accrual of the applicable Distribution and Shareholder Servicing Fees, as described in Section 6(d) of the Selected Dealer Agreement.

(viii)
In the event that this Agreement is terminated with respect to a Feeder Fund, as of the date of such termination, no further Distribution and Shareholder Servicing Fees shall be accrued or payable by such Feeder Fund to the Dealer Manager.

(ix)
In the event that the Dealer Manager determines that a Selected Dealer is no longer providing the ongoing support services as described in Section 6(d) of the Selected Dealer Agreement, then a Feeder Fund has no obligation to pay the Distribution and Shareholder Servicing Fee relating to such services for that Selected Dealer and the Dealer Manager will not retain such fee.

(e)
Reasonable Bona Fide Due Diligence Expenses. In addition to any payments to the Dealer Manager pursuant to Section 3(d), above, each Feeder Fund will reimburse the Dealer Manager or any Selected Dealer for reasonable bona fide due diligence expenses incurred by the Dealer Manager or any Selected Dealer in the Feeder Fund’s respective offering of Shares to the extent permitted under the rules and regulations of FINRA; provided, however, that no due diligence expenses shall be reimbursed by a Feeder Fund pursuant to this Section 3(e) which would cause the aggregate of all of the expenses described in Section 3(f), below, and compensation paid by the Feeder Fund to the Dealer Manager and any Selected Dealer pursuant to Section 3(d), above, to exceed 15.0% of the gross proceeds from the sale of the Feeder Fund’s Shares in its primary offering. Also, a Feeder Fund will only reimburse the Dealer Manager or any Selected Dealer for such approved bona fide due diligence expenses to the extent such expenses have actually been incurred and are supported by detailed and itemized invoice(s) provided to the Feeder Fund.

(f)
Feeder Fund Expenses. Subject to the limitations described above, the Master Fund agrees that each Feeder Fund will pay all costs and expenses incident to the offering of its respective Shares, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, including expenses, fees and taxes in connection with:

(i)
the registration fee, the preparation and filing of the Feeder Fund’s Registration Statement (including without limitation financial statements, exhibits, schedules and consents), the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Dealer Manager and to Selected Dealers (including costs of mailing and shipment);

(ii)	the preparation, issuance and delivery of certificates, if any, for the Feeder Fund’s Shares, including any stock or other transfer taxes or duties payable upon the sale of the Shares;

(iii)	all fees and expenses of the Feeder Fund’s legal counsel, independent public or certified public accountants and other advisors;

(iv)
the qualification of each Feeder Fund’s Shares for offering and sale under state laws in the states that the Master Fund shall designate as appropriate, including filing fees, and the determination of their eligibility for sale under state law as aforesaid and the preparation, printing and furnishing of copies of Blue Sky surveys (“Blue Sky Surveys”);

(v)	the filing fees in connection with filing for review by FINRA of all necessary documents and information relating to the offering and the Feeder Fund’s Shares;

(vi)	the fees and expenses of any transfer agent or registrar for the Feeder Fund’s Shares and miscellaneous expenses referred to in its Registration Statement; and

(vii)
all costs and expenses incident to the travel and accommodation of the personnel of Carey Credit Advisors, LLC, the Advisor to the Master Fund, and the personnel of any sub-advisor designated by the Advisor, including making road show presentations and presentations to Selected Dealers and other broker-dealers and financial advisors with respect to the offering of a Feeder Fund’s Shares.

Additionally, the Master Fund agrees to pay all costs and expenses incident to the performance of the Master Fund’s obligations hereunder.
Notwithstanding the foregoing, the Master Fund and any Feeder Fund will not directly pay, or reimburse the Advisor or any sub-advisor designated by the Advisor for, the costs and expenses described in this Section 3(f) if the payment or reimbursement of such expenses would cause the aggregate of the Feeder Fund’s “organization and offering expenses” as defined by FINRA Rule 2310 (including the Feeder Fund’s expenses paid or reimbursed pursuant to this Section 3(f), all items of underwriting compensation including Dealer Manager expenses described in Section 3(d), above, and due diligence expenses described in Section 3(e), above) to exceed 15.0% of the gross proceeds from the sale of the Feeder Fund’s Shares in its primary offering.

4.
Conditions to the Dealer Manager’s Obligations. The Dealer Manager’s obligations, with respect to the Master Fund and each Feeder Fund hereunder shall be subject to the following terms and conditions, solely with respect to such Fund or, in the case of a Feeder Fund, with respect to such Fund and the Master Fund:

(a)
The representations and warranties on the part of the Master Fund and each Feeder Fund contained in this Agreement shall be true and correct in all material respects and the Master Fund and each Feeder Fund shall have complied with its covenants, agreements and obligations contained in this Agreement in all material respects;

(b)
The respective Registration Statement for each Feeder Fund shall have become effective and no stop order suspending the effectiveness of the Registration Statement shall have been issued by the Commission and, to the best knowledge of such Feeder Fund, no proceedings for that purpose shall have been instituted, threatened or contemplated by the Commission; and any request by the

Commission for additional information (to be included in the Registration Statement or Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Dealer Manager.

5.	Covenants of the Master and Feeder Funds. The Master Fund and each Feeder Fund covenants and agrees with the Dealer Manager, as applicable and solely with respect to such Fund, as follows:

(a)
Registration Statement. Each Feeder Fund will use its best efforts to cause its Registration Statement and any subsequent amendments thereto to become effective as promptly as possible and will furnish a copy of any proposed amendment or supplement of the Registration Statement or the Prospectus to the Dealer Manager. The Feeder Fund will use its best efforts to ensure that it complies in all material respects with all federal and state securities laws, rules and regulations which are required to be complied with in order to permit the continuance of offers and sales of the Shares in accordance with the provisions hereof and of its Prospectus.

(b)
Commission Orders. If the Commission shall issue any stop order or any other order preventing or suspending the use of a Feeder Fund’s Prospectus, or shall institute any proceedings for that purpose, then the Feeder Fund will promptly notify the Dealer Manager and use its best efforts to prevent the issuance of any such order and, if any such order is issued, to use its best efforts to obtain the removal thereof as promptly as possible.

(c)
Blue Sky Qualifications. Each Feeder Fund will use its best efforts to qualify its Shares for offering and sale under the securities or Blue Sky laws of such jurisdictions as the Dealer Manager and the Feeder Fund shall mutually agree upon and to make such applications, file such documents and furnish such information as may be reasonably required for that purpose. The Feeder Fund will, at the Dealer Manager’s request, furnish the Dealer Manager with a copy of such papers filed by the Feeder Fund in connection with any such qualification. The Feeder Fund will promptly advise the Dealer Manager of the issuance by such securities administrators of any stop order preventing or suspending the use of its Prospectus or of the institution of any proceedings for that purpose, and the Feeder Fund will use its best efforts to prevent the issuance of any such order. If any such order is issued, the Feeder Fund will use its best efforts to obtain the removal thereof as promptly as possible. The Feeder Fund will furnish the Dealer Manager with a Blue Sky Survey dated as of the initial Effective Date of the Feeder Fund’s offering of Shares, which will be supplemented to reflect changes or additions to the information disclosed in such survey.

(d)
Amendments and Supplements. If, at any time when a Prospectus relating to a Feeder Fund’s Shares is required to be delivered under the Securities Act, any event shall have occurred to the knowledge of the Feeder Fund or the Feeder Fund receives notice from the Dealer Manager that it believes such an event has occurred, as a result of which the Feeder Fund’s Prospectus or any Approved Sales Literature as then amended or supplemented would include any untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Feeder Fund’s Registration Statement or supplement its Prospectus relating to its Shares to comply with the Securities Act, then the Feeder Fund will promptly notify the Dealer Manager thereof (unless the information shall have been received from the Dealer Manager) and will prepare and file with the Commission, as applicable, an amendment or supplement which will correct such statement or effect such compliance to the extent required, and the Feeder Fund will make available to the Dealer Manager thereof sufficient copies for its own use and/or distribution to the Selected Dealers.

(e)	Requests from Commission. Each Feeder Fund will promptly advise the Dealer Manager of any request made by the Commission or a state securities administrator for amending its Registration Statement, supplementing its Prospectus or for additional information.

(f)
Copies of Registration Statement. Each Feeder Fund will furnish the Dealer Manager with its Prospectus and all amendments and supplements thereto, which are finally approved by the Commission, if applicable, as the Dealer Manager may reasonably request for sale of the Feeder Fund’s Shares. The signed copy of the Registration Statement, including its exhibits, is available at www.sec.gov.

(g)
Qualification to Transact Business. Each Feeder Fund will take all steps necessary to ensure that at all times it will validly exist as a Delaware statutory trust and will be qualified to do business in all jurisdictions in which the conduct of its business requires such qualification and where such qualification is required under local law.

(h)
Authority to Perform Agreements. The Master Fund and each Feeder Fund will obtain all consents, approvals, authorizations or orders of any court or governmental agency or body which are required for performance of this Agreement and under such Fund’s governing documents (as the same may be amended, supplemented or otherwise modified from time to time), in the form included as exhibits to such Fund’s Registration Statement, for the consummation of the transactions contemplated hereby and thereby, respectively, or the conducting by the Master Fund and the Feeder Fund of the business described in the Feeder Fund’s Prospectus.

(i)
Sales Literature. Each Feeder Fund will furnish to the Dealer Manager as promptly as shall be practicable upon request any Approved Sales Literature (provided that the use of said material has been first approved for use to the extent required by all appropriate regulatory agencies). Any supplemental sales literature or advertisement, regardless of how labeled or described, used in addition to a Feeder Fund’s Prospectus in connection with its Shares, which is furnished or approved by the Feeder Fund (including, without limitation, Approved Sales Literature) shall, to the extent required, be filed with and, to the extent required, approved by, the appropriate regulatory agencies and bodies, provided that the Dealer Manager will make all FINRA filings, to the extent required. Each Feeder Fund will not (and will instruct its affiliates not to): show or give to any ineligible investor or prospective investor or reproduce any material or writing that is marked “broker-dealer use only,” “institutional” or otherwise bears a legend denoting that it is not to be used in connection with the sale of Shares to members of the public; or show or give to any investor or prospective investor in a particular jurisdiction any material or writing if such material bears a legend denoting that it is not to be used in connection with the sale of Shares to members of the public in such jurisdiction.

(j)	Use of Proceeds. Each Feeder Fund will apply the proceeds from the sale of its Shares as set forth in its Prospectus.

(k)	Customer Information. The Dealer Manager, the Master Fund and the Feeder Funds shall, when applicable:

(i)
abide by and comply with (A) the privacy standards and requirements of the Gramm- Leach-Bliley Act of 1999 (the “GLB Act”) and applicable regulations promulgated thereunder, (B) the privacy standards and requirements of any other applicable federal or state law, including but not limited to, the Fair Credit Reporting Act (“FCRA”), and (C) its own internal privacy policies and procedures, each as may be amended from time to time;

(ii)
refrain from the use or disclosure of nonpublic personal information (as defined under the GLB Act) of all customers who have opted out of such disclosures except as necessary to service the customers or as otherwise necessary or required by applicable law;

(iii)	except as expressly permitted under the FCRA, not disclose any information that would be considered a “consumer report” under the FCRA; and

(iv)
determine which customers have opted out of the disclosure of nonpublic personal information by periodically reviewing and, if necessary, retrieving an aggregated list of such customers from the Selected Dealers (the “List”) to identify customers that have exercised their opt-out rights. If either party uses or discloses nonpublic personal information of any customer for purposes other than servicing the customer, or as otherwise required by applicable law, that party will consult the List to determine whether the affected customer has exercised his or her opt-out rights. Each party understands that it is prohibited from using or disclosing any nonpublic personal information of any customer that is identified on the List as having opted out of such disclosures.

(l)
Dealer Manager’s Review of Proposed Amendments and Supplements. Prior to amending or supplementing a Registration Statement, any preliminary Prospectus or a Prospectus (including any amendment or supplement through incorporation of any report filed under the Exchange Act), each Feeder Fund will furnish to the Dealer Manager for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of each such proposed amendment or supplement, and the Feeder Fund will not file or use any such proposed amendment or supplement without the Dealer Manager’s consent, which consent shall not be unreasonably withheld or delayed.

6.	Covenants of the Dealer Manager. The Dealer Manager covenants and agrees with the Master Fund and each Feeder Fund, as applicable and solely with respect to such Fund, as follows:

(a)
Compliance With Laws. With respect to the Dealer Manager’s participation and the participation by each Selected Dealer in the offer and sale of the Shares of each applicable Feeder Fund (including, without limitation, any resales and transfers of Shares), the Dealer Manager agrees, and each Selected Dealer in its Selected Dealer Agreement will agree, to comply in all material respects with all applicable requirements of the Securities Act, the Securities Act Rules and Regulations, the Exchange Act, the Exchange Act Rules and Regulations and all other federal regulations applicable to the offering and sale of the Shares and with all applicable state securities or Blue Sky laws and the Rules of FINRA applicable to the offering of the Shares, from time to time in effect, specifically including, but not in any way limited to, NASD Conduct Rules 2340 (Customer Account Statements) and 2420 (Dealing with Non-Members), and FINRA Rules 2111 (Suitability), 2310 (Direct Participation Programs), 5130 (Restrictions on the Purchase and Sale of Initial Equity Public Offerings), and 5141 (Sale of Securities in a Fixed Price Offering). The Dealer Manager will not offer the Shares of any Feeder Fund for sale in any jurisdiction unless and until it has been advised that the Shares are either registered in accordance with, or exempt from, the securities and other laws applicable thereto.

In addition, the Dealer Manager shall, in accordance with applicable law or as prescribed by any state securities administrator, provide, or require in the Selected Dealer Agreement that the Selected Dealer shall provide, to any prospective investor copies of any prescribed document which is part of the Registration Statement and any supplements thereto during the course of the offering of a Feeder Fund’s Shares and prior to the sale. Each Feeder Fund may provide the Dealer Manager with certain Approved Sales Literature to be used by the Dealer Manager and the Selected Dealers in connection with the solicitation of purchasers of that Feeder Fund’s Shares. The Dealer Manager agrees not to deliver a Feeder Fund’s Approved Sales Literature to any person prior to the date on which the Commission first declares effective the registration statement on Form N-2 of such Feeder Fund. If the Dealer Manager elects to use such Approved Sales Literature after such date, then the Dealer Manager agrees that such material shall not be used by it in connection with the solicitation of purchasers of the Shares and that it will direct Selected Dealers not to make such use unless accompanied or preceded by the Feeder Fund’s Prospectus, as then currently in effect, and as it may be amended or supplemented in the future.

The Dealer Manager agrees that it will not use any of a Feeder Fund’s Approved Sales Literature other than those provided to the Dealer Manager by the Feeder Fund for use in the offering. The use of any other sales material is expressly prohibited.

(b)
No Additional Information. In offering Shares of each Feeder Fund for sale, the Dealer Manager shall not, and each Selected Dealer shall agree not to, give or provide any information or make any representation other than those contained in the Feeder Fund’s Prospectus or its Approved Sales Literature.

(c)
Sales of Shares. The Dealer Manager agrees and each Selected Dealer shall agree to solicit purchases of the Shares of each Feeder Fund only in the jurisdictions in which the Dealer Manager and such Selected Dealer are legally qualified to so act and in which the Dealer Manager and each Selected Dealer have been advised by the Feeder Fund or counsel to the Feeder Fund that such solicitations can be made.

(d)
Subscription Agreement. The Dealer Manager will comply in all material respects with the subscription procedures set forth in the “Plan of Distribution” section of the Prospectus of each Feeder Fund, respectively. Subscriptions will be submitted by the Dealer Manager and each Selected Dealer to a Feeder Fund in which Shares are then being offered only on the Subscription Agreement, a form of which is included in the Feeder Fund’s Prospectus. The Dealer Manager understands and acknowledges, and each Selected Dealer shall acknowledge, that the Subscription Agreement must be executed and initialed by the subscriber as provided for by the Subscription Agreement.

(e)
Suitability. The Dealer Manager will offer Shares of each Feeder Fund in which Shares are then being offered, and in its agreement with each Selected Dealer it will require that the Selected Dealer offer such Shares, only to persons that they have reasonable grounds to believe meet the financial qualifications set forth in the Prospectus of the Feeder Fund or in any suitability letter or memorandum sent to it by the Feeder Fund and will only make offers to persons in the states in which it is advised in writing by the Feeder Fund or its counsel that the Shares are qualified for sale or that such qualification is not required. In offering Shares of each Feeder Fund, the Dealer Manager will comply, and in its agreements with the Selected Dealers, the Dealer Manager will require that the Selected Dealers comply, with the provisions of all applicable rules and regulations relating to suitability of investors, including without limitation the FINRA Rules and the Suitability provisions of the Omnibus Guidelines of the North American Securities Administrators Association, Inc., as revised and amended on May 7, 2007 and as guidelines for BDCs may be further revised and amended (the “NASAA Guidelines”).

The Dealer Manager agrees that in recommending the purchase of the Shares in the primary offering of each Feeder Fund to an investor, the Dealer Manager and each person associated with the Dealer Manager that makes such recommendation shall have, and each Selected Dealer in its Selected Dealer Agreement shall agree with respect to investors to which it makes a recommendation that it shall have, reasonable grounds to believe, on the basis of information obtained from the investor concerning the investor’s investment objectives, other investments, financial situation and needs, and any other information known by the Dealer Manager, the person associated with the Dealer Manager or the Selected Dealer that:

(i)
the investor is or will be in a financial position appropriate to enable the investor to realize to a significant extent the benefits described in the Feeder Fund’s Prospectus, including the tax benefits where they are a significant aspect of the Feeder Fund;

(ii)	the investor has a fair market net worth sufficient to sustain the risks inherent in the Feeder Fund, including loss of investment and lack of liquidity; and

(iii)	an investment in the Shares offered in the primary offering of the Feeder Fund is otherwise suitable for the investor.

The Dealer Manager agrees as to investors to whom it makes a recommendation with respect to the purchase of the Shares in the primary offering of each Feeder Fund (and each Selected Dealer in its Selected Dealer Agreement shall agree, with respect to Investors to whom it makes such recommendations) to maintain in the files of the Dealer Manager (or the Selected Dealer, as applicable) documents disclosing the basis upon which the determination of suitability was reached as to each investor.
In making the determinations as to financial qualifications and as to suitability required by the NASAA Guidelines, the Dealer Manager and Selected Dealers may rely on (A) representations from investment advisors who are not affiliated with a Selected Dealer, and banks acting as trustees or fiduciaries, and (B) information they have obtained from a prospective investor, including such information as to the investment objectives, other investments, financial situation and needs of the person or any other information known by the Dealer Manager (or Selected Dealer, as applicable), after due inquiry. Notwithstanding the foregoing, the Dealer Manager shall not, and each Selected Dealer shall agree not to, execute any transaction in each Feeder Fund in a discretionary account without prior written approval of the transaction by the customer.

(f)	Selected Dealer Agreements. All engagements of the Selected Dealers will be evidenced by a Selected Dealer Agreement.

(g)
Electronic Delivery. If the Dealer Manager (or a Selected Dealer, as applicable) uses electronic delivery to distribute a Prospectus to any person, if permitted by the applicable Feeder Fund’s Prospectus, then it will comply with all applicable requirements of the Commission and FINRA, and the Blue Sky laws and any other laws or regulations related to the electronic delivery of documents.

(h)
AML Compliance. The Dealer Manager represents that it has established and implemented an anti-money laundering compliance program (“AML Program”) in accordance with Section 352 of the USA PATRIOT Act of 2001 (the “PATRIOT Act”) and FINRA Rule 3310, that complies with applicable anti-money laundering laws and regulations, including, but not limited to, the customer identification program requirements of Section 326 of the PATRIOT Act, and the suspicious activity reporting requirements of Section 356 of the PATRIOT Act, and the laws, regulations and Executive Orders administered by the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of Treasury (collectively, “AML/OFAC Laws”). The Dealer Manager hereby covenants to remain in compliance with the AML/OFAC Laws and shall, upon request by the Master Fund or any Feeder Fund, provide a certification to the Master Fund that, as of the date of such certification, its AML Program is compliant with the AML/OFAC Laws.

(i)
Customer Information. The Dealer Manager will use its best efforts to provide the Master Fund and each Feeder Fund with any and all subscriber information that they request in order for them to satisfy their respective obligations under the AML/OFAC Laws and comply with the requirements under Section 5(k) above.

(j)
Recordkeeping. The Dealer Manager will comply, and will require each Selected Dealer to comply, with the record keeping requirements of the Exchange Act, including, but not limited to, Rules 17a-3 and 17a-4 promulgated under the Exchange Act, and shall maintain, for at least six years or for a period of time not less than that required in order to comply with all applicable federal, state and other regulatory requirements, whichever is later, such records with respect to each investor who purchases Shares in the primary offering of each Feeder Fund, of the information used to determine that the investor meets the suitability standards imposed on the offer and sale of the Shares, the amount of Shares sold, and a representation of the investor that the investor is investing for the investor’s own account or, in lieu of such representation, information indicating that the investor for whose account the investment was made met the suitability standards.

(k)
Suspension or Termination of an Offering. The Dealer Manager agrees, and will require that each of the Selected Dealers agrees, to suspend or terminate the offering and sale of the Shares in the primary offering of each Feeder Fund upon request of the Master Fund at any time and to resume the offering and sale of its Shares upon subsequent request of the Master Fund.

7.	Indemnification.

(a)
Indemnified Parties Defined. For the purposes of this Agreement, an “Indemnified Party” shall mean a person or entity entitled to indemnification under this Section 7, as well as such person’s or entity’s officers, directors, employees, members, partners, affiliates, agents and representatives, and each person, if any, who controls such person or entity within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act.

(b)
Indemnification of the Dealer Manager and Selected Dealers. Each of the Feeder Funds, with respect to the primary offering of its respective Shares, will indemnify, defend and hold harmless, to the extent permitted by such Fund’s declaration of trust, as may be amended from time to time, the Dealer Manager and the Selected Dealers, and their respective Indemnified Parties, from and against any losses, claims, expenses (including reasonable legal and other expenses incurred in investigating and defending such claims or liabilities), damages or liabilities, joint or several, to which any such Selected Dealer or the Dealer Manager, or their respective Indemnified Parties, may become subject under the Securities Act, the Securities Act Rules and Regulations, the Exchange Act, the Exchange Act Rules and Regulations or otherwise, insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

(i)
in whole or in part, any material inaccuracy in a representation or warranty contained herein by such Fund, any material breach of a covenant contained herein by such Fund, or any material failure by such Fund to perform its obligations hereunder or to comply with state or federal securities laws applicable to the offering of such Fund’s Shares;

(ii)
any untrue statement or alleged untrue statement of a material fact contained (A) in such Fund’s Registration Statement or any post-effective amendment thereto or in such Fund’s Prospectus or any amendment or supplement to the Prospectus, (B) in any Approved Sales Literature or (C) in any Blue Sky application or other document executed by the Feeder Fund or on its behalf specifically for the purpose of qualifying any or all of its Shares for sale under the securities laws of any jurisdiction or based upon written information furnished by such Fund under the securities laws thereof (any such application, document or information being hereinafter called a “Blue Sky Application”); or

(iii)
the omission or alleged omission to state a material fact required to be stated in such Fund’s Registration Statement or any post-effective amendment thereof to make the statements therein not misleading or the omission or alleged omission to state a material fact required to be stated in the Prospectus or any amendment or supplement to the Prospectus to make the statements therein, in light of the circumstances under which they were made, not misleading.

The Feeder Funds will reimburse each Selected Dealer or the Dealer Manager, and their respective Indemnified Parties, for any reasonable legal or other expenses incurred by such Selected Dealer or the Dealer Manager, and their respective Indemnified Parties, in connection with investigating or defending such loss, claim, expense, damage, liability or action with respect to such Fund.
Notwithstanding the foregoing, no Feeder Fund will be liable in any such case to the extent that any such loss, claim, expense, damage or liability arises out of, or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Feeder Fund by the Dealer Manager or the Selected Dealer expressly for use in the Feeder Fund’s Registration Statement or any post-

effective amendment thereof or the Prospectus or any such amendment thereof or supplement thereto.
This indemnity agreement will be in addition to any liability which the Master Fund or any applicable Feeder Fund may otherwise have.
Notwithstanding the foregoing, as required by Section II.G. of the NASAA Guidelines, the indemnification and agreement to hold harmless provided in this Section 7(b) is further limited to the extent that no such indemnification by the Master Fund or any Feeder Fund of a Selected Dealer or the Dealer Manager, or their respective Indemnified Parties, shall be permitted under this Agreement for, or arising out of, an alleged violation of federal or state securities laws, unless one or more of the following conditions are met: (a) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular Indemnified Party; (b) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular Indemnified Party; or (c) a court of competent jurisdiction approves a settlement of the claims against the particular Indemnified Party and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Commission and of the published position of any state securities regulatory authority in which the securities were offered or sold as to indemnification for violations of securities laws.

(c)
Dealer Manager Indemnification of the Master Fund and Feeder Funds. The Dealer Manager will indemnify, defend and hold harmless the Master Fund and each Feeder Fund and each of their respective Indemnified Parties and each person who has signed a Feeder Fund’s Registration Statement, from and against any losses, claims, expenses (including the reasonable legal and other expenses incurred in investigating and defending any such claims or liabilities), damages or liabilities to which any of the aforesaid parties may become subject under the Securities Act, the Securities Act Rules and Regulations, the Exchange Act, the Exchange Act Rules and Regulations or otherwise, insofar as such losses, claims, expenses, damages (or actions in respect thereof) arise out of or are based upon:

(i)	in whole or in part, any material inaccuracy in a representation or warranty contained herein by the Dealer Manager or any material breach of a covenant contained herein by the Dealer Manager;

(ii)
subject to clause (iii) below, any untrue statement or any alleged untrue statement of a material fact contained (A) in any Feeder Fund’s Registration Statement or any post- effective amendment thereto or in the Prospectus or any amendment or supplement to the Prospectus, (B) in any Approved Sales Literature, or (C) any Blue Sky Application; or

(iii)
the omission or alleged omission to state a material fact required to be stated in a Feeder Fund’s Registration Statement or any post-effective amendment thereof to make the statements therein not misleading, or the omission or alleged omission to state a material fact required to be stated in a Feeder Fund’s Prospectus or any amendment or supplement to the Prospectus to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that in each case described in clause (ii) above and this clause (iii), to the extent, but only to the extent, that such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Feeder Fund by the Dealer Manager expressly for use in the Feeder Fund’s Registration Statement or any such post-effective amendments thereof or the Prospectus or any such amendment thereof or supplement thereto;

(iv)	any use of sales literature, including “broker-dealer use only” or institutional materials, by the Dealer Manager that is not Approved Sales Literature; or

(v)	any untrue statement made by the Dealer Manager or omission by the Dealer Manager to state a fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading in connection with the offering of Shares in a Feeder Fund provided, however, this clause (v) shall not apply to any statements or omissions made in conformity with the Feeder Fund’s Registration Statement, Prospectus, any Approved Sales Literature or any other materials or information furnished by or on behalf of the Feeder Fund.
The Dealer Manager will reimburse the aforesaid parties for any reasonable legal or other expenses incurred in connection with investigation or defense of such loss, claim, expense, damage, liability or action. This indemnity agreement will be in addition to any liability which the Dealer Manager may otherwise have.

(d)
Selected Dealer Indemnification of the Master Fund, Feeder Funds and the Dealer Manager. By virtue of entering into the Selected Dealer Agreement, each Selected Dealer severally will agree to indemnify, defend and hold harmless the Master Fund, each applicable Feeder Fund, the Dealer Manager, each of their respective Indemnified Parties, and each person who signs a Feeder Fund’s Registration Statement, from and against any losses, claims, expenses, damages or liabilities (including reasonable legal and other expenses) to which the Master Fund, a Feeder Fund, the Dealer Manager, or any of their respective Indemnified Parties, or any person who signed a Feeder Fund’s Registration Statement, may become subject, under the Securities Act or otherwise, as more fully described in the Selected Dealer Agreement.

(e)
Action Against Parties; Notification. Promptly after receipt by any Indemnified Party under this Section 7 of notice of the commencement of any action, such Indemnified Party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7, promptly notify the indemnifying party of the commencement thereof; provided, however, that the failure to give such notice shall not relieve the indemnifying party of its obligations hereunder except to the extent it shall have been actually prejudiced by such failure. In case any such action is brought against any Indemnified Party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled, to the extent it may wish, jointly with any other indemnifying party similarly notified, to participate in the defense thereof, with separate counsel.

Such participation shall not relieve such indemnifying party of the obligation to reimburse the Indemnified Party for reasonable legal and other expenses incurred by such Indemnified Party in defending itself, except for such expenses incurred after the indemnifying party has deposited funds sufficient to effect the settlement, with prejudice, of, and unconditional release of all liabilities from, the claim in respect of which indemnity is sought. Any such indemnifying party shall not be liable to any such Indemnified Party on account of any settlement of any claim or action effected without the consent of such indemnifying party, such consent not to be unreasonably withheld or delayed.

(f)	Reimbursement of Fees and Expenses. An indemnifying party under this Section 7 shall be obligated to reimburse an Indemnified Party for reasonable legal and other expenses as follows:

(i)
In the case of any Feeder Fund indemnifying the Dealer Manager, the advancement of funds to the Dealer Manager for legal expenses and other costs incurred as a result of any legal action for which indemnification is being sought shall be permissible (in accordance with Section II.G. of the NASAA Guidelines) only if all of the following conditions are satisfied: (A) the legal action relates to acts or omissions with respect to the performance of duties or services on behalf of the applicable Feeder Fund; (B) the legal action is initiated by a third party who is not a shareholder of the Feeder Fund or the legal action is initiated by a shareholder of the Feeder Fund acting in his or her capacity as such and a court of competent jurisdiction specifically approves such advancement; and (C) the Dealer Manager undertakes to repay the advanced funds to the Feeder Fund, together with the applicable legal rate of interest thereon, in cases in which the Dealer Manager is found not to be entitled to indemnification.

(ii)
In any case of indemnification other than that described in Section 7(f)(i) above, the indemnifying party shall pay all legal fees and expenses reasonably incurred by the Indemnified Party in the defense of such claims or actions; provided, however, that the indemnifying party shall not be obligated to pay legal expenses and fees to more than one law firm in connection with the defense of similar claims arising out of the same alleged acts or omissions giving rise to such claims notwithstanding that such actions or claims are alleged or brought by one or more parties against more than one Indemnified Party.

If such claims or actions are alleged or brought against more than one Indemnified Party, then the indemnifying party shall only be obliged to reimburse the expenses and fees of the one law firm (in addition to local counsel) that has been designated by a majority of the Indemnified Parties against which such action is finally brought; and if a majority of such Indemnified Parties are unable to agree on which law firm for which expenses or fees will be reimbursable by the indemnifying party, then payment shall be made to the first law firm of record representing an Indemnified Party against the action or claim. Such law firm shall be paid only to the extent of services performed by such law firm and no reimbursement shall be payable to such law firm on account of legal services performed by another law firm.

8.	Contribution.

(a)
If Indemnification is Unavailable. If the indemnification provided for in Section 7 is for any reason unavailable to or insufficient to hold harmless an Indemnified Party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such Indemnified Party, as incurred:

(i)
in such proportion as is appropriate to reflect the relative benefits received by the Master Fund, any Feeder Fund, the Dealer Manager and the Selected Dealer, respectively, from the proceeds received in the primary offering of the Feeder Fund’s Shares pursuant to this Agreement and the relevant Selected Dealer Agreement; or

(ii)
if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Master Fund, the Feeder Fund, the Dealer Manager and the Selected Dealer, respectively, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

(b)
Relative Benefits. The relative benefits received by the Master Fund, any Feeder Fund, the Dealer Manager and the Selected Dealer, respectively, in connection with the proceeds received in the primary offering of Shares in the Feeder Fund pursuant to this Agreement and the relevant Selected Dealer Agreement shall be deemed to be in the same respective proportion as the total net proceeds from the primary offering received by the Master Fund and the Feeder Fund, and the total selling commissions, Dealer Manager Fees and other underwriting compensation received by the Dealer Manager and the Selected Dealer, respectively, before deducting expenses, bear to the aggregate offering price of the Feeder Fund’s Shares sold in the primary offering.

(c)
Relative Fault. The relative fault of the Master Fund, any Feeder Fund, the Dealer Manager and the Selected Dealer, respectively, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, are related to information supplied by the Master Fund or the

Feeder Fund or by the Dealer Manager or the Selected Dealer, respectively, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(d)
Pro Rata is Unreasonable. The Master Fund, each Feeder Fund, the Dealer Manager and the Selected Dealer (by virtue of entering into the Selected Dealer Agreement) agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable contributions referred to above in this Section 8. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an Indemnified Party and referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission to state such material fact.

(e)
Limits. Notwithstanding the other provisions of this Section 8, the Dealer Manager and the Selected Dealer shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares sold in the primary offering of Shares in the Feeder Fund to the public by them exceeds the amount of any damages which the Dealer Manager and the Selected Dealer have otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission to state such material fact.

(f)
Fraudulent Misrepresentation. No party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any party who was not guilty of such fraudulent misrepresentation.

(g)
Benefits of Contribution. For the purposes of this Section 8, the Dealer Manager’s officer, director, employee, member, partner, agent and representative, and each person, if any, who controls the Dealer Manager within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Dealer Manager, and each officer, director, employee, member, partner, agent and representative of the Master Fund, each Feeder Fund, each officer of the Feeder Fund who signed the Registration Statement, and each person, if any, who controls the Feeder Fund, within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as a Feeder Fund. The Selected Dealers’ respective obligations to contribute pursuant to this Section 8 are several in proportion to the number of Shares sold by each Selected Dealer in the primary offering of the Feeder Fund’s Shares and not joint.

9.	Termination of this Agreement.

(a)
Term; Expiration. This Agreement shall become effective (i) with respect to the Master Fund on July 24, 2015; and (ii) with respect to each other Feeder Fund, as of the date set forth with respect to such Feeder Fund on Schedule A hereto, and the obligations of the parties hereunder with respect to a Feeder Fund shall not commence until such applicable date. As to a Feeder Fund, this Agreement may be terminated by a Feeder Fund or the Dealer Manager upon 60 calendar days’ written notice to the other party. This Agreement shall automatically expire on the termination date of the primary offering of Shares in the last Feeder Fund offered under this Agreement as described in the Feeder Fund’s Prospectus if at that time the Dealer Manager has not received written notice from the Master Fund of the initial Effective Date of one or more additional Feeder Funds.

For the avoidance of doubt, in the event that a Feeder Fund or the Dealer Manager terminates this Agreement with respect to a particular Feeder Fund, this Agreement will continue with respect to the other Feeder Funds.

(b)	Delivery of Records Upon Expiration or Early Termination. Upon the expiration or early termination of this Agreement for any reason, the Dealer Manager shall:

(i)	promptly forward any and all funds, if any, in its possession which were received from investors for the sale of Shares for deposit as provided elsewhere in this Agreement;

(ii)
to the extent not previously provided to the Master Fund and any Feeder Fund, provide a list of all investors who have subscribed for or purchased the Feeder Fund’s Shares and all Selected Dealers with whom the Dealer Manager has entered into a Selected Dealer Agreement for the offering and sales of the Feeder Fund’s Shares;

(iii)	notify the Selected Dealers of such termination; and

(iv)
promptly deliver to the Master Fund copies of any sales literature designed for use specifically for the offering of Shares in a Feeder Fund that it is then in the process of preparing. Upon expiration or earlier termination of this Agreement, the Master Fund agrees that each Feeder Fund shall pay to the Dealer Manager all compensation to which the Dealer Manager is or will become entitled under Section 3(d) above at such time as such compensation becomes payable.

10.	Miscellaneous

(a)
Survival. The following provisions of this Agreement shall survive the expiration or earlier termination of this Agreement: Section 3(d) (Dealer Manager Compensation); Section 3(e) (Reasonable Bona Fide Due Diligence Expenses); Section 6(i) (AML Compliance); Section 7 (Indemnification); Section 8 (Contribution); Section 9 (Termination of this Agreement) and this Section 10 (Miscellaneous). Notwithstanding anything else that may be to the contrary herein, the expiration or earlier termination of this Agreement shall not relieve a party for liability for any breach occurring prior to such expiration or earlier termination. In no event shall the Dealer Manager be entitled to payment of any compensation in connection with the offering of a Feeder Fund’s Shares that is not completed according to this Agreement; provided, however, that the reimbursement of reasonable bona fide due diligence expenses actually incurred by the Dealer Manager or Selected Dealer prior to the expiration or termination of this Agreement shall be payable as provided in Section 3(e).

(b)
Notices. All notices or other communications required or permitted hereunder, except as herein otherwise specifically provided, shall be in writing and shall be deemed given or delivered: (i) when delivered personally or by commercial messenger; (ii) one business day following deposit with a recognized overnight courier service, provided such deposit occurs prior to the deadline imposed by such service for overnight delivery; (iii) when transmitted, if sent by facsimile copy, provided confirmation of receipt is received by sender and such notice is sent by an additional method provided hereunder; in each case above provided such communication is addressed to the intended recipient thereof as set forth below:

If to the Master Fund or a Feeder Fund:

Carey Credit Income Fund
50 Rockefeller Plaza
New York, New York 10020
Facsimile No.: (212) 492-8922
Attention: Mr. Mark DeCesaris
with a copy to: Dechert LLP

1095 Avenue of the Americas
New York, New York 10036
Facsimile No.: (212) 698-3599
Attention: Richard Horowitz

If to the Dealer Manager:
Carey Financial, LLC
50 Rockefeller Plaza
New York, New York 10020
Facsimile No.: (212) 492-8922
Attention: Mr. Kamal Jafarnia
with a copy to:
Kunzman & Bollinger, Inc.
5100 N. Brookline Avenue, Suite 600
Oklahoma City, Oklahoma 73112
Facsimile No: (405) 942-3527
Attention: Wallace W. Kunzman, Jr.

Any party may change its address specified above by giving the other party notice of such change in accordance with this Section 10(b).

(c)
Successors and Assigns. No party shall assign (voluntarily, by operation of law or otherwise) this Agreement or any right, interest or benefit under this Agreement without the prior written consent of each other party. Subject to the foregoing, this Agreement shall be fully binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and assigns.

(d)
Invalid Provision. The invalidity or unenforceability of any provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision were omitted.

(e)
Applicable Law. This Agreement and any disputes relative to the interpretation or enforcement hereto shall be governed by and construed under the internal laws, as opposed to the conflicts of laws provisions, of the State of New York.

(f)
Waiver. EACH OF THE PARTIES HERETO WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) RELATED TO OR ARISING OUT OF THIS AGREEMENT. The parties hereto each hereby irrevocably submits to the exclusive jurisdiction of the courts of the State of New York and the Federal courts of the United States of America located in the Borough of Manhattan, New York City, in respect of the interpretation and enforcement of the terms of this Agreement, and in respect of the transactions contemplated hereby, and each hereby waives, and agrees not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement may not be enforced in or by such courts, and the parties hereto each hereby irrevocably agrees that all claims with respect to such action or proceeding shall be heard and determined in such a New York State or Federal court.

(g)
Attorneys’ Fees. If a dispute arises concerning the performance, meaning or interpretation of any provision of this Agreement or any document executed in connection with this Agreement, then the prevailing party in such dispute shall be awarded any and all costs and expenses incurred by the prevailing party in enforcing, defending or establishing its rights hereunder or thereunder, including, without limitation, court costs and attorneys and expert witness fees. In addition to the foregoing award of costs and fees, the prevailing party also shall be entitled to recover its attorneys’ fees incurred in any post-judgment proceedings to collect or enforce any judgment.

(h)
No Partnership. Nothing in this Agreement shall be construed or interpreted to constitute the Dealer Manager or the Selected Dealer as being in association with or in partnership with the Master Fund, any Feeder Fund or one another, and instead, this Agreement only shall constitute the Dealer Manager as a broker authorized by the Master Fund to sell and to manage the sale by others of the Shares according to the terms set forth in each Feeder Fund’s Registration Statement and Prospectus or this Agreement, respectively. Nothing herein contained, except for Section 7 (Indemnification) and Section 8 (Contribution), shall render the Dealer Manager, the Master Fund, or any Feeder Fund liable for the obligations of any of the Selected Dealers or one another.

(i)
Third Party Beneficiaries. Except for the persons and entities referred to in Section 7 (Indemnification) and Section 8 (Contribution), there shall be no third party beneficiaries of this Agreement, and no provision of this Agreement is intended to be for the benefit of any person or entity not a party to this Agreement, and no third party shall be deemed to be a beneficiary of any provision of this Agreement. Except for the persons and entities referred to in Section 7 and Section 8, no third party shall by virtue of any provision of this Agreement have a right of action or an enforceable remedy against any party to this Agreement. Each of the persons and entities referred to in Section 7 and Section 8 shall be a third party beneficiary of this Agreement.

(j)
Entire Agreement. This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing.

(k)
Nonwaiver. The failure of any party to insist upon or enforce strict performance by any other party of any provision of this Agreement or to exercise any right under this Agreement shall not be construed as a waiver or relinquishment to any extent of such party’s right to assert or rely upon any such provision or right in that or any other instance; rather, such provision or right shall be and remain in full force and effect.

(l)
Access to Information. The Master Fund may authorize a Feeder Fund’s transfer agent to provide information to the Dealer Manager and each Selected Dealer regarding recordholder information about the clients of such Selected Dealer who have invested with the Feeder Fund on an on-going basis for so long as such Selected Dealer has a relationship with such clients. The Dealer Manager shall require in the Selected Dealer Agreement that Selected Dealers not disclose any password for a restricted website or portion of website provided to such Selected Dealer in connection with the offering of a Feeder Fund’s Shares and not disclose to any person, other than an officer, director, employee or agent of such Selected Dealers, any material downloaded from such a restricted website or portion of a restricted website.

(m)
Counterparts. This Agreement may be executed (including by facsimile transmission) with counterpart signature pages or in counterpart copies, each of which shall be deemed an original but all of which together shall constitute one and the same instrument comprising this Agreement.

(n)	Absence of Fiduciary Relationships. The parties acknowledge and agree that:

(i)	the Dealer Manager’s responsibility to the Master Fund and the Feeder Funds is solely contractual in nature; and

(ii)
the Dealer Manager does not owe the Master Fund, the Feeder Funds, any of their respective affiliates or any other person or entity any fiduciary (or other similar) duty as a result of this Agreement or any of the transactions contemplated hereby.

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return it to us, whereupon this instrument will become a binding agreement among you, the Master Fund, and each Feeder Fund set forth in Schedule A to this Agreement, as may be amended from time to time, in accordance with its terms.

[Signatures on following page]

IN WITNESS WHEREOF, the parties hereto have each duly executed this Second Amended and Restated Dealer Manager Agreement as of the day and year set forth above.

THE MASTER FUND:

CAREY CREDIT INCOME FUND

By: /s/ Paul S. Saint-Pierre

Name: Paul S. Saint-Pierre

Title: Chief Financial Officer

Accepted as of the date first above written:

THE DEALER MANAGER:

CAREY FINANCIAL, LLC

By: /s/ C. Jay Steigerwald III

Name: C. Jay Steigerwald III

Title: Co-President

[Signature Page to Dealer Manager Agreement]

SCHEDULE A TO SECOND AMENDED AND RESTATED DEALER MANAGER AGREEMENT

LIST OF FEEDER FUNDS SUBJECT TO THE TERMS OF THE SECOND AMENDED AND RESTATED DEALER MANAGER AGREEMENT

Notice is given by this Schedule A of the formation of the Feeder Fund(s) set forth below. By its signature below, such Feeder Fund(s) agree to be bound by the terms of this Agreement and be made a party thereto as of the date set forth in the column below labeled “Effective Date of Feeder Fund.”

	Name of Feeder Fund	Signature	Effective Date of Feeder Fund
a)	Carey Credit Income Fund 2016 T	/s/ Paul S. Saint-Pierre Name: Paul S. Saint-Pierre Title: Chief Financial Officer	July 24, 2015

	Name of Feeder Fund	Signature	Effective Date of Feeder Fund
b)	Carey Credit Income Fund - I	/s/ Paul S. Saint-Pierre Name: Paul S. Saint-Pierre Title: Chief Financial Officer	7/31/2015

	Name of Feeder Fund	Signature	Effective Date of Feeder Fund
c)	Carey Credit Income Fund 2018 T	/s/ Paul S. Saint-Pierre Name: Paul S. Saint-Pierre Title: Chief Financial Officer	10/3/2016

[Signature Page to Dealer Manager Agreement]

EXHIBIT A

FORM OF SELECTED DEALER AGREEMENT

[Signature Page to Dealer Manager Agreement]

FORM OF SELECTED DEALER
AGREEMENT WITH CAREY
FINANCIAL, LLC

To:

RE:    CAREY CREDIT INCOME FUND

Ladies and Gentlemen:

Carey Financial, LLC (the “Dealer Manager”) entered into a Second Amended and Restated Dealer Manager agreement, dated April 12, 2017 (the “Dealer Manager Agreement”) with Carey Credit Income Fund (the “Master Fund”) and each current and additional future Feeder Fund (as defined below), each a Delaware statutory trust, and receipt of a copy of the Dealer Manager Agreement is hereby acknowledged by Selected Dealer (as defined in Section 2 below).
The Master Fund is a specialty finance company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940 (the “1940 Act”). The Master Fund also intends to qualify each taxable year to be subject to U.S. federal income tax as a regulated investment company, or a RIC, in accordance with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Carey Credit Income Fund 2018 T (“CCIF 2018 T”) and other investment funds that will be created from time to time and will have the same investment objectives as the Master Fund, are sometimes referred to in this Selected Dealer Agreement (this “Agreement”) in the singular as the “Feeder Fund” or collectively as the “Feeder Funds.” CCIF 2018 T and the additional Feeder Funds each will invest substantially all of its assets in the common shares of the Master Fund. The common shares offered by CCIF 2018 T and the additional Feeder Funds are sometimes referred to in this Agreement in the singular as a “Share” and in the aggregate as the “Shares.”
This Agreement is intended to cover the offer and sale of Shares by CCIF 2018 T and each additional Feeder Fund, if any, designated by the Dealer Manager on Schedule IV to this Agreement, as it may be amended from time to time, on the terms and conditions set forth in each Feeder Fund’s respective Prospectus (as defined below). While the Master Fund will be continuously offered and have an infinite life, CCIF 2018 T and each additional Feeder Fund will have a finite offering period and a finite term as set forth in its Prospectus. Under the Dealer Manager Agreement, the Dealer Manager agreed to use its best efforts to sell or cause to be sold the Shares of CCIF 2018 T and each additional Feeder Fund in such quantities and to such persons in accordance with such terms as are set forth in the Dealer Manager Agreement. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings therefor as in the Dealer Manager Agreement.
In connection with the performance of the Dealer Manager’s obligations under Section 3 of the Dealer Manager Agreement, the Dealer Manager is authorized to retain the services of securities dealers (the “Selected Dealers”) who are members of the Financial Industry Regulatory Authority (“FINRA”) to solicit subscriptions for Shares in connection with each Feeder Fund’s public offering. You are hereby invited to become a Selected Dealer and, as such, to use your reasonable best efforts to solicit subscribers for Shares of CCIF 2018 T and each additional Feeder Fund designated on Schedule IV to this Agreement in accordance with the following terms and conditions of this Agreement:

1.	Registration Statement.

(a)
Registration Statement and Prospectus. A Registration Statement on Form N-2, including a preliminary prospectus, has been or will be filed with the Securities and Exchange Commission (the “Commission”), in accordance with the applicable requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the applicable rules and regulations of the Commission promulgated thereunder (the “Securities Act Rules and Regulations”) for the registration of the offering of CCIF 2018 T and each additional Feeder Fund. The Registration Statement on Form N-2 and the prospectus contained therein for CCIF 2018 T and each additional Feeder Fund, respectively, as declared effective by the Commission (the “Effective Date”), and as

Carey Financial, LLC	1	Selected Dealer Agreement

may be supplemented from time to time, are respectively hereinafter referred to as the “Registration Statement” and the “Prospectus”, except that:

(i)
if a Feeder Fund files a post-effective amendment to such Registration Statement, then the term “Registration Statement” shall, from and after the declaration of the effectiveness of such post- effective amendment by the Commission, refer to such Registration Statement as amended by such post-effective amendment, and the term “Prospectus” shall refer to the amended prospectus, as may be supplemented from time to time, then on file with the Commission; and

(ii)
if the prospectus filed by a Feeder Fund pursuant to Rule 497(c) of the Securities Act Rules and Regulations shall differ from the prospectus on file at the time the Registration Statement or the most recent post-effective amendment thereto, if any, shall have become effective, then the term “Prospectus” shall refer to such prospectus filed pursuant to Rule 497(c), as the case may be, from and after the date on which it shall have been filed. The term “preliminary Prospectus” as used herein shall mean a preliminary prospectus related to the Feeder Fund’s respective Shares as contemplated by Rule 430 or Rule 430A of the Securities Act Rules and Regulations included at any time as part of the Registration Statement.

As used herein, the terms “Registration Statement”, “preliminary Prospectus” and “Prospectus” shall include the documents, if any, incorporated by reference therein. As used herein, the term “Effective Date” also shall refer to the effective date of each post-effective amendment to the Registration Statement, unless the context otherwise requires, including but not limited to with respect to the effective date of this Agreement with respect to any Feeder Fund.

2.    Compliance with Applicable Rules and Regulations; License and Association Membership.
Upon the acceptance of this Agreement by Selected Dealer, the undersigned securities dealer will become one of the “Selected Dealers” referred to in the Dealer Manager Agreement, on a non-exclusive basis, and is referred to herein as “Selected Dealer.” Selected Dealer agrees that solicitation and other activities by it hereunder shall comply with, and shall be undertaken only in accordance with, the terms of the Dealer Manager Agreement, the terms of this Agreement, the Securities Act, the Securities Act Rules and Regulations, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the applicable rules and regulations promulgated thereunder (the “Exchange Act Rules and Regulations”), the Blue Sky Survey (as defined below), the FINRA Rules applicable to the offering of CCIF 2018 T and each additional Feeder Fund from time to time in effect, specifically including, but not in any way limited to, NASD Conduct Rules 2340 (Customer Account Statements) and 2420 (Dealing with Non-Members), and FINRA Rules 2111 (Suitability), 2310 (Direct Participation Programs), 5130 (Restrictions on the Purchase and Sale of Initial Equity Public Offerings), and 5141 (Sale of Securities in a Fixed Price Offering), and the provisions of Article III.C. of the Omnibus Guidelines of the North American Securities Administrators Association, Inc., as revised and amended on May 7, 2007 and as may be further revised and amended related to the sale of Business Development Companies (the “NASAA Guidelines”).
Selected Dealer’s acceptance of this Agreement constitutes a representation to the Master Fund, CCIF 2018 T and each additional Feeder Fund in which Shares are then being offered by Selected Dealer pursuant to this Agreement and to the Dealer Manager that Selected Dealer is a properly registered or licensed broker-dealer, duly authorized to sell the Shares under federal and state securities laws and regulations in all states where it offers or sells Shares, and that it is a member in good standing of FINRA. Selected Dealer represents and warrants that it is currently licensed as a broker- dealer in the jurisdictions identified on Schedule I to this Agreement and that its independent contractors and registered representatives have the appropriate licenses to offer and sell the Shares in such jurisdictions. Further, Selected Dealer agrees that with respect to any invitation extended by Dealer Manager to make offers and sales of the Shares of CCIF 2018 T or any additional Feeder Funds (as shown on Schedule IV to this Agreement), Selected Dealer will acknowledge its acceptance of the invitation for the Feeder Fund(s) in which it elects to participate by executing an acceptance in the form contained in Schedule II hereto as it may be amended from time to time (each, an “Acceptance”), and returning it to the Dealer Manager at the address provided in Section 15(c) herein.
This Agreement shall automatically terminate with no further action by either party if Selected Dealer ceases to be a member in good standing of FINRA or with the securities commission of the state in which Selected Dealer’s principal office is located. Selected Dealer agrees to notify the Dealer Manager immediately if Selected Dealer ceases to be a

Carey Financial, LLC	2	Selected Dealer Agreement

member in good standing of FINRA or with the securities commission of any state in which Selected Dealer is currently registered or licensed.

3.	Limitation of Offer; Investor Suitability.
(a)    Investor Suitability. Selected Dealer will offer Shares in CCIF 2018 T and the additional Feeder Funds only:

(i)	to persons that meet the financial qualifications set forth in the Feeder Fund’s Prospectus or in any suitability letter or memorandum sent to it by the Feeder Fund or the Dealer Manager; and

(ii)
in accordance with Section 8, to persons in the jurisdictions in which it is advised in writing by the Feeder Fund or the Dealer Manager that the Feeder Fund’s Shares are qualified for sale or that qualification is not required (the “Blue Sky Survey”).

Notwithstanding the qualification (or exemption therefrom) of a Feeder Fund’s Shares for sale in any respective jurisdiction, Selected Dealer will not offer Shares and will not permit any of its registered representatives to offer Shares in any jurisdiction unless both Selected Dealer and such registered representative are duly licensed to transact securities business in such jurisdiction. In offering Shares, Selected Dealer shall comply with the provisions of the FINRA Rules, as well as other applicable rules and regulations relating to suitability of investors, including, but not limited to, the provisions of Section III.C. of the NASAA Guidelines.
In offering the sale of Shares of CCIF 2018 T and the additional Feeder Funds to any person, Selected Dealer will have reasonable grounds to believe (based on such information obtained from the investor concerning the investor’s age, investment objectives, other investments, financial situation, needs or any other information known by Selected Dealer after due inquiry) that: (A) such person is in a financial position appropriate to enable such person to realize to a significant extent the benefits described in the Prospectus, including the tax benefits where they are a significant aspect of the Feeder Fund; (B) the investor has a fair market net worth sufficient to sustain the risks inherent in the Feeder Fund, including loss of investment and lack of liquidity; (C) the purchase of the Shares is otherwise suitable for such person; and (D) such person meets the suitability standards set forth in the Prospectus and imposed by the state in which the investment by such investor is made. Selected Dealer further will use its best efforts to determine the suitability and appropriateness of an investment in the Shares of each proposed investor solicited by a person associated with Selected Dealer by reviewing documents and records disclosing the basis upon which the determination as to suitability was reached as to each proposed investor, whether such documents and records relate to accounts which have been closed, accounts which are currently maintained or accounts hereinafter established. In making the determinations as to financial qualifications and as to suitability required by the NASAA Guidelines, Selected Dealer may rely on representations from investment advisers who are not affiliated with Selected Dealer, banks acting as trustees or fiduciaries, and information it has obtained from a prospective investor, including such information as the investment objectives, other investments, financial situation and needs of the proposed investor, or any other information known by Selected Dealer after due inquiry.
Notwithstanding the foregoing, Selected Dealer shall not execute any transaction with CCIF 2018 T or any additional Feeder Fund in a discretionary account without prior written approval of the transaction by the customer.
(b)    Maintenance of Records. Selected Dealer shall maintain, for at least six years or for a period of time not less than that required in order to comply with all applicable federal, state and other regulatory requirements, whichever is later, a record of the information obtained to determine that an investor meets the suitability standards imposed on the offer and sale by it of the Shares in CCIF 2018 T and each additional Feeder Fund (both at the time of the initial subscription and at the time of any additional subscriptions) and a    representation of the investor that the investor is investing for the investor’s own account or, in lieu of such representation, information indicating that the investor for whose account the investment was made met the suitability standards. Selected Dealer may satisfy its obligation by contractually requiring such information to be maintained by the investment advisers or banks discussed above. Selected Dealer further agrees to comply with the record keeping requirements of the Exchange Act, including, but not limited to, Rules 17a-3 and 17a-4 promulgated under the Exchange Act. Selected Dealer agrees to

Carey Financial, LLC	3	Selected Dealer Agreement

make such documents and records available to the Dealer Manager, the Master Fund and the Feeder Fund upon request, and representatives of the Commission, FINRA and applicable state securities administrators upon Selected Dealer’s receipt of an appropriate document subpoena or other appropriate request for documents from any such agency.

4.	Delivery of Prospectus and Approved Sales Literature.

(a)	Delivery of Prospectus and Approved Sales Literature. Selected Dealer will:

(i)
deliver a Prospectus, as then supplemented or amended, for the Feeder Fund in which Shares are then being offered to each person who subscribes for Shares at least five business days prior to the completion of the sale, which is or will be included as Annex B to the Feeder Fund’s subscription agreement (the “Order Form”);

(ii)
promptly comply with the written request of any person for a copy of the Prospectus, as then supplemented or amended, during the period between the initial Effective Date and the termination of the Feeder Fund’s offering;

(iii)
deliver to any person, in accordance with applicable law or as prescribed by any state securities administrator, a copy of any prescribed document included within or incorporated by reference in the Feeder Fund’s Registration Statement and any supplements thereto during the course of the offering;

(iv)	not use any sales materials in connection with the solicitation of purchasers of the Shares in a Feeder Fund except Approved Sales Literature;

(v)
to the extent a Feeder Fund provides Approved Sales Literature, not use such materials unless accompanied or preceded by the Prospectus, as then currently in effect, and as may be supplemented in the future; and

(vi)
not give or provide any information or make any representation or warranty other than information or representations contained in the Prospectus or the Approved Sales Literature. Selected Dealer will not publish, circulate or otherwise use any other advertisement or solicitation material in connection with the offering of Shares in any Feeder Fund without the Dealer Manager’s express prior written approval.

(b)
Agency is Not Created. Nothing contained in this Agreement shall be deemed or construed to make Selected Dealer an employee, agent, representative or partner of the Dealer Manager, the Master Fund, CCIF 2018 T or any additional Feeder Fund, and Selected Dealer is not authorized to act for the Dealer Manager, the Master Fund, CCIF 2018 T or any additional Feeder Fund.

(c)
Documents Must Be Accompanied or Preceded by a Prospectus. Selected Dealer will not send or provide amendments or supplements to any Prospectus or any Approved Sales Literature to any investor unless it has previously sent or provided a Prospectus and all amendments and supplements thereto to that investor or has simultaneously sent or provided a Prospectus and all amendments and supplements thereto with such Prospectus, amendment, supplement or Approved Sales Literature.

(d)
Broker-Dealer Use Only Material. Selected Dealer will not show to or provide any investor or reproduce any material or writing which is supplied to it by the Dealer Manager and marked “broker-dealer use only,” “institutional” or otherwise bears a legend denoting that it is not to be used in connection with the offer or sale of Shares to members of the public.

(e)
Copies of Prospectuses and Approved Sales Literature. The Dealer Manager will supply Selected Dealer with reasonable quantities of the Prospectus for CCIF 2018 T and each additional Feeder Fund in which Shares are then being offered (including any supplements thereto), as well as any Approved Sales Literature, for delivery to investors.

(f)
Prospectus Delivery Requirement. Selected Dealer shall furnish a copy of the current Prospectus, which may include any revised preliminary Prospectus to each person to whom it has furnished a copy of any previous preliminary Prospectus, if applicable, and further agrees that it will mail or otherwise deliver the Prospectuses required for compliance with the provisions of Rule 15c2-8 under the Exchange Act.

Carey Financial, LLC	4	Selected Dealer Agreement

5.	Submission of Orders; Right to Reject Orders.

(a)
Minimum Investment. Subject to certain individual state requirements, Shares may be sold only to investors who initially purchase the minimum dollar amount, as described in the Prospectus. With respect to Selected Dealer’s participation in any resales or transfers of the Shares, Selected Dealer agrees to comply with any applicable requirements set forth in Section 2 of this Agreement and to fulfill the obligations pursuant to FINRA Rule 2310.

(b)
Escrow Agreement. The Dealer Manager and each Feeder Fund have entered into, or will enter into an agreement to escrow subscription proceeds (“Escrow Agreement”) pending the acceptance of subscribers as Shareholders. UMB Bank, N.A. is currently designated as the agent (“Escrow Agent”) to manage the escrow account (“Escrow Account”). In connection with each sale, an Order Form together with a check payable to either one of : UMB Bank N.A., as Escrow Agent for Carey Credit Income Fund - I, or UMB Bank N.A., as Escrow Agent for Carey Credit Income Fund 2018 T, or UMB Bank, N.A., as Escrow Agent for any additional Feeder Fund in which Shares are then being offered, as described in the Feeder Fund’s Prospectus, shall be transmitted to the transfer agent, as further described below, at the address provided in the Order Form. To the extent a Feeder Fund’s Prospectus otherwise provides for modes of payment than as set forth in this Section 5(b) above, such terms shall control with respect to the Feeder Fund.

When Selected Dealer’s internal supervisory procedures are conducted at the site at which the Order Form and check were initially received by Selected Dealer from the subscriber, Selected Dealer shall transmit the Order Form and check to the transfer agent by the end of the next business day following receipt of the check and Order Form. When, pursuant to Selected Dealer’s internal supervisory procedures, Selected Dealer’s final internal supervisory procedures are conducted at a different location (the “Final Review Office”), Selected Dealer shall transmit the check and Order Form to the Final Review Office by the end of the next business day following Selected Dealer’s receipt of the Order Form and check. The Final Review Office, by the end of the next business day following its receipt of the Order Form and check, will forward the Order Form and check to the transfer agent. If any Order Form solicited by Selected Dealer is rejected by the Dealer Manager, or the Feeder Fund, then the Order Form and check will be returned to the rejected subscriber within ten (10) business days from the date of rejection.
Subject to the foregoing, Selected Dealer shall forward original checks together with an original Order Form, executed and initialed by the subscriber as provided for in the Order Form, to the transfer agent in the following form: “Carey Credit Income Fund c/o DST Systems, Inc., as agent for UMB Bank N.A.” at the address provided in the Order Form.

(c)
Acceptance and Confirmation. All orders, whether initial or additional, are subject to acceptance by and shall become effective upon confirmation by the Feeder Fund in which Shares are then being offered or the Dealer Manager, each of which reserve the right to reject any order in their sole discretion for any or no reason. Orders not accompanied by the required instrument of payment for Shares may be rejected. Issuance and delivery of a Share will be made only after a sale of a Share is deemed by the Feeder Fund to be completed in accordance with Section 3(c) of the Dealer Manager Agreement.

If an order is rejected, cancelled or rescinded for any reason, then Selected Dealer will return to the Dealer Manager any selling commissions, Dealer Manager Fees, or other compensation theretofore paid or reallowed by the Dealer Manager to Selected Dealer with respect to such order, and if Selected Dealer fails to so return any such selling commissions, Dealer Manager Fees, or other compensation, the Dealer Manager shall have the right to offset such amounts owed against future selling commissions, Dealer Manager Fees, or other compensation due and otherwise payable to Selected Dealer (it being understood and agreed that such right to offset shall not be in limitation of any other rights or remedies that the Dealer Manager may have in connection with such failure).

Carey Financial, LLC	5	Selected Dealer Agreement

6.	Selected Dealer Compensation.

(a)
Selling Commissions. Subject to the terms and conditions set forth herein and in the Dealer Manager Agreement and, subject to any discounts and other special circumstances described in the “Plan of Distribution” section of the Prospectus for CCIF 2018 T and each additional Feeder Fund, the Dealer Manager shall pay a selling commission to Selected Dealer in the percentage of the gross proceeds from the Shares sold by it and accepted and confirmed by the Feeder Fund as set forth in the applicable Acceptance. For purposes of this Section 6(a), Shares are “sold” only if an executed Order Form and the related order are accepted by the Feeder Fund and it has thereafter paid the selling commission to the Dealer Manager in connection with such transaction. Selected Dealer hereby waives any and all rights to receive payment of selling commissions due until such time as the Dealer Manager is in receipt of the selling commission from the Feeder Fund for specific Shares sold that are applicable to this Agreement. Selected Dealer affirms that the Dealer Manager’s liability for selling commissions payable, if any, with respect to any Feeder Fund is limited solely to the proceeds of selling commissions receivable that is due to the Dealer Manager in connection with any Shares of such Feeder Fund sold by such Selected Dealer pursuant to this Agreement.

(b)	DRIP Sales. Selected Dealer acknowledges and agrees that no selling commissions will be paid for sales of any Feeder Fund’s distribution reinvestment plan (“DRIP”) Shares.

(c)
Dealer Manager’s Authority to Issue Confirmation. Notwithstanding the foregoing, it is understood and agreed that no commission whatsoever shall be payable with respect to particular Shares if the Dealer Manager or the Feeder Fund rejects a proposed subscriber’s order. Accordingly, Selected Dealer shall have no authority to issue a confirmation (pursuant to Exchange Act Rule 10b-10) to any subscriber; such authority resides solely in the Dealer Manager, as the Dealer Manager and processing broker-dealer.

(d)
Reallowance of Portion of Dealer Manager Fee and Distribution and Shareholder Servicing Fees. With respect to CCIF 2018 T, and any other Feeder Fund, the Dealer Manager may, in its sole discretion, retain or reallow all or a portion of the Dealer Manager Fee received by it to Selected Dealer as a marketing support fee (the "Marketing Fee") for the sale of the Shares of the Feeder Fund for which Selected Dealer has executed an Acceptance indicating its eligibility to receive a Marketing Fee.

Eligibility to receive the Marketing Fee is conditioned upon the Selected Dealer’s compliance with one or more of the following conditions. Any determination regarding the Selected Dealer’s compliance with the listed conditions will be made by the Dealer Manager, in its sole discretion.

(i)	The Selected Dealer has marketing and support personnel (telemarketers, marketing director, etc.) who assist the Dealer Manager’s marketing team;

(ii)
The Selected Dealer has and uses marketing communications vehicle(s) to promote the Feeder Fund. Vehicles may include, but are not restricted to, newsletters, conference calls, internal mail, etc.; and/or

(iii)	The Selected Dealer will provide other services requested by investors from time to time and will maintain the resources necessary to adequately service investors.
Additionally, the Dealer Manager, in its sole discretion, may reallow a distribution and shareholder servicing fee (the “Distribution and Shareholder Servicing Fee”) from any Feeder Fund in which a Distribution and Shareholder Servicing Fee is permitted in the “Plan of Distribution” section of the Feeder Fund’s Prospectus. Beginning the first calendar quarter after the close of a Feeder Fund’s primary offering, the Distribution and Shareholder Servicing Fee will be calculated quarterly in an amount as set forth in such Feeder Fund’s Prospectus. The Distribution and Shareholder Servicing Fee will accrue daily and be paid quarterly in arrears by the Feeder Fund out of that fund’s assets as described in its Prospectus.
Notwithstanding, upon the date, if any, the Dealer Manager is notified that the Selected Dealer who sold the Shares giving rise to the Distribution and Shareholder Servicing Fee is no longer the broker-dealer of record

Carey Financial, LLC	6	Selected Dealer Agreement

with respect to such Shares, then such Selected Dealer’s entitlement to the Distribution and Shareholder Servicing Fee related to such Shares shall cease, and such Selected Dealer shall not receive the reallowance of the Distribution and Shareholder Servicing Fee for any portion of the quarter in which such Selected Dealer is not the broker-dealer of record on the last day of the quarter. Thereafter, such Distribution and Shareholder Servicing Fee may be reallowed by the Dealer Manager to the then-current broker-dealer of record of the Shares, if any, if such broker-dealer of record has been designated and has entered into a Selected Dealer Agreement with the Dealer Manager that provides for such reallowance in connection with such Feeder Fund. All determinations regarding the reallowance of the Distribution and Shareholder Servicing Fee will be made by the Dealer Manager in good faith in its sole discretion. The Selected Dealer agrees to promptly notify the Dealer Manager upon becoming aware that it is no longer the broker-dealer of record to any or all of the Shares sold by the Selected Dealer. Payment of the Distribution and Shareholder Servicing Fee with respect to the Shares sold in a Feeder Fund’s primary offering will terminate on the earlier of:

(i)
the date at which, in the aggregate, underwriting compensation from all sources, including the Distribution and Shareholder Servicing Fee and any organization and offering fee paid for underwriting and underwriting compensation paid in the offering, equals 10% of the gross proceeds from the primary offering (i.e., the gross proceeds from the offering excluding proceeds from sales of Shares pursuant to a DRIP), calculated as of the same date that the Feeder Fund calculates the aggregate Distribution and Shareholder Servicing Fee; and

(ii)	the date at which a liquidity event occurs as described in the Prospectus of the Feeder Fund.
The Dealer Manager shall be responsible for tracking compliance with FINRA’s 10% underwriting compensation limit and reporting such information to the Feeder Funds.
In connection with the Selected Dealer’s receipt of the Distribution and Shareholder Servicing Fee, the Selected Dealer agrees to provide the following support services to clients who may from time to time beneficially own Shares for which the Selected Dealer is receiving the Distribution and Shareholder Servicing Fee:

(i)	assisting in establishing and maintaining accounts and records relating to clients;

(ii)	processing repurchase, dividend, and distribution payments from the Feeder Fund on behalf of clients;

(iii)	in connection with client subscriptions for initial and subsequent investments in the Feeder Fund, arranging for bank wires following notification to the Feeder Fund;

(iv)	responding to client inquiries relating to the services performed by the Selected Dealer;

(v)	responding to routine inquiries from clients concerning their investments in Shares;

(vi)	assisting clients in changing account designations and addresses;

(vii)	assisting clients in such clients’ processing of repurchase requests; and

(viii)	providing such other similar services as the Feeder Fund may reasonably request to the extent the Selected Dealer is permitted to do so under applicable statutes, rules and regulations.
By Selected Dealer’s execution of an Acceptance with respect to any Feeder Fund, the Selected Dealer agrees to and does release, indemnify and hold each such Feeder Fund harmless from and against any and all direct or indirect liabilities or losses resulting from requests, directions, actions or inactions of or by the Selected Dealer or its officers, employees or agents regarding Selected Dealer’s responsibilities hereunder or the purchase, redemption, transfer or registration of Shares for which the Selected Dealer is receiving the Distribution and Shareholder Servicing Fee (or orders relating to the same) by or on behalf of clients, except such requests, directions, actions or inactions in reliance upon or related to the printed materials supplied by the Feeder Fund. The Selected Dealer and its employees will, upon request, be available during normal business hours to consult with the applicable Feeder Fund or its designees concerning the performance of its responsibilities.

The Selected Dealer will furnish CCIF 2018 T or the additional Feeder Fund or its designees with such

Carey Financial, LLC	7	Selected Dealer Agreement

information as CCIF 2018 T or the additional Feeder Fund or its designees may reasonably request (including, without limitation, periodic certifications confirming the provision to clients of the services described herein) and will otherwise cooperate with the Feeder Fund and its designees (including, without limitation, any auditors designated by the fund), in connection with the preparation of reports to the
Feed er Fund’s Board of Trustees concerning monies paid or payable by the fund pursuant to this Agreement, as well as any other reports or filings that may be required by law.
Any such provision for the reallowance of a portion of the Dealer Manager Fee as a Marketing Fee and the reallowance of a portion or all of the Distribution and Shareholder Servicing Fees shall be referenced in an executed Acceptance.
The Dealer Manager may, in its sole discretion, request a Feeder Fund in which Shares are then being offered to reimburse the Selected Dealer for reasonable accountable bona fide due diligence expenses, provided such expenses have actually been incurred, are supported by detailed and itemized invoices provided to the Feeder Fund and the Dealer Manager, and the Feeder Fund or the Dealer Manager had previously given its prior written approval of incurrence of such expenses.

(e)
Marketing Expenses. Certain marketing expenses, such as Selected Dealer conferences, may be advanced to Selected Dealer and later deducted from the portion of the Dealer Manager Fee reallowed to that Selected Dealer. If the offering of Shares in a Feeder Fund is not consummated, Selected Dealer will repay any such advance to the extent not previously expended on marketing expenses. Any such advance shall be deducted from the maximum amount of the Dealer Manager Fee that may otherwise be reallowable to Selected    Dealer.

Notwithstanding anything herein to the contrary, as to any Feeder Fund, Selected Dealer will not be entitled to receive any Dealer Manager Fee and/or Distribution and Shareholder Servicing Fee which would cause the aggregate amount of selling commissions, dealer manager fees, Distribution and Shareholder Servicing Fees and other forms of underwriting compensation (as defined in accordance with applicable FINRA rules) received by the Dealer Manager and all Selected Dealers to exceed 10.0% of the gross proceeds raised from the sale of Shares in the Feeder Fund’s primary offering.

(f)
Limitations on Dealer Manager’s Liability for Commissions. The Master Fund, CCIF 2018 T and each additional Feeder Fund will not be liable or responsible to Selected Dealer for the payment of any selling commissions or any reallowance of Dealer Manager Fees to Selected Dealer. It is the sole and exclusive responsibility of the Dealer Manager for the payment of selling commissions or any reallowance of Dealer Manager Fees to Selected Dealer.

Selected Dealer hereby waives any and all rights to receive payments of selling commissions and the reallowance of the Marketing Fee and the Distribution and Shareholder Servicing Fee, if applicable, until the Dealer Manager is in receipt of the related selling commissions and Dealer Manager Fee and the Distribution and Shareholder Servicing Fee, if applicable, from a Feeder Fund in which Shares are then being offered.
Selected Dealer acknowledges and agrees that the Dealer Manager’s liability for selling commissions and any Marketing Fee and Distribution and Shareholder Servicing Fee payable to Selected Dealer with respect to any Feeder Fund is limited solely to selling commissions received, the portion of the Dealer Manager Fee which represents the Marketing Fee, and the Distribution and Shareholder Servicing Fee, if any, received by the Dealer Manager from such Feeder Fund in connection with Selected Dealer’s sale of the Feeder Fund’s Shares pursuant to this Agreement.

(g)
RIA Sales. In the event Selected Dealer has an affiliated registered investment advisor (“RIA”) which is recommending the purchase of Shares to an investor who has agreed to pay compensation for investment advisory or other financial services and the Selected Dealer elects to waive the selling commissions and the Marketing Fee, none of which will be due or paid on the sale to the Selected Dealer, then the Selected Dealer must execute the RIA Addendum which is attached hereto as Schedule III.

For the avoidance of doubt, any Shares of a Feeder Fund subject to the Distribution and Shareholder Servicing Fees are to compensate the Dealer Manager and other dealers and investment representatives (including the Selected Dealer) for services and expenses related to the marketing, sale and distribution of such Shares and/or for providing shareholder services.

Carey Financial, LLC	8	Selected Dealer Agreement

7.
Reserved Shares. The number of Shares, if any, to be reserved for sale by each Selected Dealer may be decided by the mutual agreement, from time to time, of the Dealer Manager and the Feeder Fund in which Shares are then being offered. The Dealer Manager reserves the right to notify Selected Dealer by United States mail or by other means of the number of Shares, if any, reserved for sale by Selected Dealer. Such Shares will be reserved for sale by Selected Dealer until the time specified in the Dealer Manager’s notification to Selected Dealer. Sales of any reserved Shares after the time specified in the notification to Selected Dealer or any requests for additional Shares will be subject to rejection in whole or in part by the Dealer Manager and the Feeder Fund.

8.	Blue Sky Qualification.

(a)
Notice of Blue Sky Qualification. The Dealer Manager will inform Selected Dealer as to the jurisdictions in which the Dealer Manager has been advised by CCIF 2018 T and each additional Feeder Fund that the Shares have been qualified for sale or are exempt under the respective securities or “Blue Sky” laws of such jurisdictions, but the Dealer Manager has not assumed and will not assume any obligation or responsibility as to Selected Dealer’s right to act as a broker and/or dealer with respect to any Feeder Fund’s Shares in any such jurisdiction. Selected Dealer agrees that Selected Dealer will not make any offers or sell any Shares except in jurisdictions in which the Dealer Manager may advise Selected Dealer that the Feeder Fund’s offering has been qualified or is exempt and in which Selected Dealer is legally qualified to make offers and further agrees to assure that each person to whom Selected Dealer sells Shares (at both the time of the initial purchase as well as at the time of any subsequent purchases) meets any special suitability standards which apply to sales in a particular jurisdiction, as described in the Blue Sky Survey and the Order Form.

Neither the Dealer Manager, the Master Fund, CCIF 2018 T nor any additional Feeder Fund assumes any obligation or responsibility in respect of the qualification of the Shares covered by a Feeder Fund’s Prospectus under the laws of any jurisdiction or Selected Dealer’s qualification to act as a broker and/or dealer with respect to the Shares in any jurisdiction. The Blue Sky Survey for each Feeder Fund, which has been or will be furnished to Selected Dealer, indicates the jurisdictions in which it is believed that the offer and sale of Shares covered by the Prospectus for that Feeder Fund are exempt from, or require action under, the applicable Blue Sky or securities laws thereof, and what action, if any, has been taken with respect thereto.

(b)
Selected Dealer’s Compliance Obligation. It is understood and agreed that under no circumstances will Selected Dealer, as a Selected Dealer, engage in any activities hereunder in any jurisdiction in which Selected Dealer may not lawfully so engage or in any activities in any jurisdiction with respect to the Shares in which Selected Dealer may lawfully so engage unless Selected Dealer has complied with the provisions hereof.

9.
Dealer Manager’s Authority. Subject to the Dealer Manager Agreement, the Dealer Manager shall have full authority to take such action as it may deem advisable with respect to all matters pertaining to the offering of Shares in CCIF 2018 T and each additional Feeder Fund or matters arising thereunder. The Dealer Manager shall not be under any liability to Selected Dealer (except (i) for its own lack of good faith and (ii) for obligations expressly assumed by the Dealer Manager hereunder) for or in respect of the validity or value of or title to, the Shares; the form of, or the statements contained in, or the validity of, the Registration Statement, the Prospectus or any amendment or supplement thereto, or any other instrument executed by CCIF 2018 T or any additional Feeder Fund or by others; the form or validity of the Dealer Manager Agreement or this Agreement; the delivery of the Shares; the performance by the Master Fund, the Feeder Funds or by others of any agreement on its or their part; the qualification of the Shares for sale under the laws of any jurisdiction; or any matter in connection with any of the foregoing; provided, however, that nothing in this paragraph shall be deemed to relieve the Master Fund, CCIF 2018 T, any additional Feeder Fund or the Dealer Manager from any liability imposed by the Securities Act. No obligations or liability on the part of the Master Fund, CCIF 2018 T or any additional Feeder Fund or the Dealer Manager shall be implied or inferred herefrom.

Carey Financial, LLC	9	Selected Dealer Agreement

10.	Indemnification.

(a)
Incorporation of Indemnification Obligations Under the Dealer Manager Agreement. Under the Dealer Manager Agreement, CCIF 2018 T and the additional Feeder Funds have agreed to indemnify Selected Dealer and the Dealer Manager and each of their respective Indemnified Parties, in certain instances and against certain liabilities, including liabilities under the Securities Act in certain circumstances. Selected Dealer hereby agrees to indemnify the Master Fund, CCIF 2018 T, the additional Feeder Funds and each of their Indemnified Parties as provided in the Dealer Manager Agreement and to indemnify the Dealer Manager to the extent and in the manner that Selected Dealer agrees to indemnify the Master Fund, CCIF 2018T and the additional Feeder Funds in the Dealer Manager Agreement.

(b)
Selected Dealer’s Indemnification and Hold Harmless Obligation. In furtherance of, and not in limitation of the foregoing, Selected Dealer will indemnify, defend and hold harmless the Dealer Manager, the Master Fund and the Feeder Funds and their officers, directors, employees, members, partners, affiliates, agents and representatives, and each person, if any, who controls such entity within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and each person who has signed a Registration Statement for a Feeder Fund (“Indemnified Parties”), from and against any losses, claims, damages or liabilities to which any of the Indemnified Parties may become subject, under the Securities Act or the Exchange Act, or otherwise, insofar as such losses, claims and expenses (including the reasonable legal and other expenses incurred in investigating and defending any such claims or liabilities), damages or liabilities (or actions in respect thereof) arise out of or are based upon:

(i)
in whole or in part, any material inaccuracy in the Selected Dealer’s representations or warranties contained in this Agreement or any material breach of a covenant contained herein by Selected Dealer;

(ii)
subject to clause (iii), below, any untrue statement or any alleged untrue statement of a material fact contained in any Registration Statement or any post-effective amendment thereto or in any Prospectus or any amendment or supplement to the Prospectus; or in any Approved Sales Literature; or in any Blue Sky Application or other document executed by CCIF 2018 T and the additional Feeder Funds or on their behalf specifically for the purpose of qualifying any or all of a Feeder Fund’s Shares for sale under the securities laws of any jurisdiction or based upon written information furnished by the Master Fund, CCIF 2018 T or the additional Feeder Funds under the securities laws thereof;

(iii)
the omission or alleged omission to state a material fact required to be stated in any Registration Statement or any post-effective amendment thereof to make the statements therein not misleading or the omission or alleged omission to state a material fact required to be stated in the Prospectus or any amendment or supplement to the Prospectus to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that in each case described in clauses (ii) and this (iii) to the extent, but only to the extent, that such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Master Fund, CCIF 2018 T, an additional Feeder Fund or the Dealer Manager by Selected Dealer specifically for use with reference to Selected Dealer in the preparation of the Registration Statement or any such post-effective amendments thereof, the Prospectus or any such amendment thereof or supplement thereto, any Approved Sales Literature or any Blue Sky Application;

(iv)	any use of sales literature, including “broker-dealer use only” or institutional materials, by Selected Dealer that is not Approved Sales Literature;

(v)
any untrue statement made by Selected Dealer or Selected Dealer’s representatives or agents or omission by Selected Dealer or Selected Dealer’s representatives or agents to state a fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading in connection with the offer and sale of the Shares in each case, other than statements or omissions made in conformity with the Registration Statement, Prospectus, Approved Sales

Carey Financial, LLC	10	Selected Dealer Agreement

Literature or any other materials or information furnished by or on behalf of the Dealer Manager, the Master Fund, CCIF 2018 T and the additional Feeder Funds; or

(vi)
any failure by Selected Dealer to comply with applicable laws governing money laundry abatement and anti-terrorist financing efforts in connection with the offering of Shares in a Feeder Fund, including applicable FINRA Rules, Exchange Act Rules and Regulations and the USA PATRIOT Act of 2001 (the “PATRIOT Act”).

Selected Dealer will reimburse the aforesaid parties for any reasonable legal or other expenses incurred in connection with investigation or defense of such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which Selected Dealer may otherwise have.

(c)
Notice of Claim. Promptly after receipt by any Indemnified Party under this Section 10 of notice of the commencement of any action, such Indemnified Party will, if a claim in respect thereof is to be made against any Indemnified Party under this Section 10, promptly notify the Indemnified Party of the commencement thereof; provided, however, the failure to give such notice shall not relieve the Indemnified Party of its obligations hereunder except to the extent it shall have been prejudiced by such failure.

In case any such action is brought against any Indemnified Party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled, to the extent it may wish, jointly with any other indemnifying party similarly notified, to participate in the defense thereof, with separate counsel. Such participation shall not relieve such indemnifying party of the obligation to reimburse the Indemnified Party for reasonable legal and other expenses incurred by such indemnified party in defending itself, except for such expenses incurred after the indemnifying party has deposited funds sufficient to effect the settlement, with prejudice, of, and unconditional release of all liabilities from, the claim in respect of which indemnity is sought. Any such indemnifying party shall not be liable to any such Indemnified Party on account of any settlement of any claim or action effected without the consent of such indemnifying party, such consent not to be unreasonably withheld or delayed.

(d)
Reimbursement. An indemnifying party under this Section 10 shall be obligated to reimburse an Indemnified Party for reasonable legal and other expenses as follows: the indemnifying party shall pay all legal fees and expenses reasonably incurred by the Indemnified Party in the defense of such claims or actions; provided, however, that the indemnifying party shall not be obligated to pay legal expenses and fees to more than one law firm in connection with the defense of similar claims arising out of the same alleged acts or omissions giving rise to such claims notwithstanding that such actions or claims are alleged or brought by one or more parties against more than one Indemnified Party.

If such claims or actions are alleged or brought against more than one Indemnified Party, then the indemnifying party shall only be obliged to reimburse the expenses and fees of the one law firm (in addition to local counsel) that has been selected by a majority of the Indemnified Parties against which such action is finally brought; and in the event a majority of such Indemnified Parties is unable to agree on which law firm for which expenses or fees will be reimbursable by the indemnifying party, then payment shall be made to the first law firm of record representing an Indemnified Party against the action or claim. Such law firm shall be paid only to the extent of services performed by such law firm and no reimbursement shall be payable to such law firm on account of legal services performed by another law firm.

11.
Contribution. If the indemnification provided for in Section 10 hereof is for any reason unavailable to or insufficient to hold harmless an Indemnified Party in respect of any losses, liabilities, claims, damages or expenses referred to therein, the contribution provisions set forth in Section 8 of the Dealer Manager Agreement shall be applicable.

12.
The Master Fund and the Feeder Funds as Parties to Agreement. The Master Fund, CCIF 2018 T and the additional Feeder Funds shall each be a third party beneficiary of Selected Dealer’s representations, warranties, covenants and agreements contained in Sections 10 and 11 hereof, and shall have all enforcement rights in law and in equity with respect to those portions of this Agreement as to which it is a third party beneficiary.

13.	Privacy Laws; Compliance.

Carey Financial, LLC	11	Selected Dealer Agreement

(a)	Selected Dealer agrees to:

(i)
abide by and comply with (A) the privacy standards and requirements of the Gramm-Leach-Bliley Act of 1999 (the “GLB Act”); (B) the privacy standards and requirements of any other applicable federal or state law; and (C) Selected Dealer’s own internal privacy policies and procedures, each as may be amended from time to time;

(ii)
refrain from the use or disclosure of nonpublic personal information (as defined under the GLB Act) of all customers, except as necessary to service the customers or as otherwise necessary or required by applicable law; and

(iii)
determine which customers have opted out of the disclosure of nonpublic personal information by periodically reviewing and, if necessary, retrieving an aggregated list of such customers (the “List”) as provided by each to identify customers that have exercised their opt-out rights.

If any party uses or discloses nonpublic personal information of any customer for purposes other than servicing the customer, or as otherwise required by applicable law, that party will consult the List to determine whether the affected customer has exercised his or her opt-out rights. Each party understands that it is prohibited from using or disclosing any nonpublic personal information of any customer that is identified on the List as having opted out of such disclosures.

14.
Anti-Money Laundering Compliance Programs. Selected Dealer represents to the Dealer Manager and to the Master Fund, CCIF 2018 T and the additional Feeder Funds that it has established and implemented an anti-money laundering compliance program (“AML Program”) in accordance with Section 352 of the PATRIOT Act and FINRA Rule 3310, that complies with applicable anti-money laundering laws and regulations, including, but not limited to, the customer identification program requirements of Section 326 of the PATRIOT Act, the suspicious activity reporting requirements of Section 356 of the PATRIOT Act, and the laws, regulations and Executive Orders administered by the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of Treasury (collectively, “AML/OFAC Laws”). Selected Dealer hereby covenants to remain in compliance with the AML/OFAC Laws and shall, upon request by the Dealer Manager and/or the Master Fund, CCIF 2018 T or any additional Feeder Fund, provide a certification to the Dealer Manager and/or CCIF 2018 T or the Feeder Fund that, as of the date of such certification, its AML Program is compliant with the AML/OFAC Laws.

Upon request by the Dealer Manager and/or the Master Fund, CCIF 2018 T or any additional Feeder Fund at any time, Selected Dealer will (i) furnish a written copy of its AML Program, or a summary of its AML Program, to the Dealer Manager and/or the Master Fund and/or the Feeder Fund for review, and (ii) furnish any information that the Dealer Manager and/or the Master Fund and/or the Feeder Fund may request to satisfy applicable AML/OFAC laws.

15.	Miscellaneous.

(a)
Ratification of Dealer Manager Agreement. Selected Dealer hereby authorizes and ratifies the execution and delivery of the Dealer Manager Agreement by the Dealer Manager as Dealer Manager for itself and on behalf of all Selected Dealers (including the Selected Dealer that is a party hereto) and authorizes the Dealer Manager to agree to any variation of its terms or provisions. Selected Dealer hereby agrees to be bound by all provisions of the Dealer Manager Agreement relating to Selected Dealers. Selected Dealer also authorizes the Dealer Manager to exercise, in the Dealer Manager’s discretion, all the authority or discretion now or hereafter vested in the Dealer Manager by the provisions of the Dealer Manager Agreement and to take all such actions as the Dealer Manager may believe desirable in order to carry out the provisions of the Dealer Manager Agreement and of this Agreement.

(b)
Termination. This Agreement, except for the provisions of Sections 9 (Dealer Manager’s Authority), 10 (Indemnification), 11 (Contribution), 12 (The Master Fund and the Feeder Funds as Parties to Agreement), 13 (Privacy Laws; Compliance) and this Section 15 (Miscellaneous), may be terminated at any time by any party hereto by two (2) days’ prior written notice to the other party and, in all events, as to a Feeder Fund, this Agreement shall terminate on the termination date of the Dealer Manager Agreement as to the Feeder Fund, except for the provisions of Sections 9, 10, 11, 12, 13 and this Section 15.

Carey Financial, LLC	12	Selected Dealer Agreement

(c)	Communications. Any communications from Selected Dealer should be in writing addressed to the Dealer Manager at:
Carey Financial, LLC 50 Rockefeller Plaza
New York, New York 10020 Facsimile No.: (212) 492-8922 Attention: C. Jay Steigerwald III

with a copy to:

Kunzman & Bollinger, Inc.
5100 N. Brookline Avenue, Suite 600 Oklahoma City, Oklahoma 73112 Facsimile No: (405) 942-3501 Attention: Wallace W. Kunzman, Jr.
Any notice from the Dealer Manager to Selected Dealer shall be deemed to have been duly given if mailed, communicated by electronic delivery or facsimile or delivered by overnight courier to Selected Dealer at Selected Dealer’s address shown below.

(d)
No Partnership. Nothing herein contained shall constitute the Dealer Manager, Selected Dealer, the other Selected Dealers or any of them as an association, partnership, limited liability company, unincorporated business or other separate entity.

(e)
Notice of Registration Statement Effectiveness. The Dealer Manager will notify Selected Dealer in writing when the initial Effective Date of the offering of Shares in each additional Feeder Fund has occurred. Selected Dealer agrees that Selected Dealer will not make any offers to sell the Shares or solicit purchasers for the Shares until Selected Dealer has received such written notice of the initial Effective Date from the Dealer Manager or the Feeder Fund. This Agreement shall be effective and govern all sales by Selected Dealer on and after the initial Effective Date of the offering of Shares in CCIF 2018 T and each additional Feeder Fund in which Shares are then being offered, as applicable.

(f)
Transfer Agent. CCIF 2018 T and each additional Feeder Fund may authorize its transfer agent to provide information to the Dealer Manager and Selected Dealer regarding record holder information about the clients of Selected Dealer who have invested with the Feeder Fund on an on-going basis for so long as Selected Dealer has a relationship with such client. Selected Dealer shall not disclose any password for a restricted website or portion of a website provided to Selected Dealer in connection with the offering of Shares in CCIF 2018 T or any additional Feeder Fund and shall not disclose to any person, other than an officer, director, employee or agent of Selected Dealer, any material downloaded from such restricted website or portion of a restricted website.

(g)
Assignment. Selected Dealer shall have no right to assign this Agreement or any of its rights hereunder or to delegate any of its obligations. Any purported assignment or delegation by Selected Dealer shall be null and void. The Dealer Manager shall have the right to assign any or all of its rights and obligations under this Agreement by written notice of any such assignment to Selected Dealer, and Selected Dealer shall be deemed to have consented to such assignment by execution hereof.

(h)
Counterparts. This Agreement may be executed (including by facsimile transmission) with counterpart signature pages or in counterpart copies, each of which shall be deemed an original but all of which together shall constitute one and the same instrument comprising this Agreement.

(i)
Invalidity. The invalidity or unenforceability of any provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision were omitted.

(j)
Strict Performance. The failure of any party to insist upon or enforce strict performance by any other party of any provision of this Agreement or to exercise any right under this Agreement shall not be construed as a

Carey Financial, LLC	13	Selected Dealer Agreement

waiver or relinquishment to any extent of such party’s right to assert or rely upon any such provision or right in that or any other instance; rather, such provision or right shall be and remain in full force and effect.

(k)
Suspension or Termination of an Offering. Selected Dealer agrees to suspend or terminate the offering and sale of the Shares in the primary offering of CCIF 2018 T and each additional Feeder Fund upon request of the Feeder Fund at any time and to resume the offering and sale of its Shares upon subsequent request of the Feeder Fund.

Carey Financial, LLC	14	Selected Dealer Agreement

If the foregoing is in accordance with Selected Dealer’s understanding and agreement, please sign and return the attached duplicate of this Agreement. Selected Dealer’s indicated acceptance hereof shall constitute a binding agreement between Selected Dealer and the Dealer Manager. This Agreement will take effect the earlier of (i) the execution hereof; or (ii) the date on which the Commission first declares effective the registration statement on Form-N2 of the Feeder Fund to which it relates for each respective feeder fund in which Selected Dealer elects to participate as set forth on each Acceptance executed by Selected Dealer.

DEALER MANAGER
CAREY FINANCIAL, LLC
By:
Name:
Title:
Date:

[The Selected Dealer's acceptance of this Agreement is on the next page.]

Carey Financial, LLC	15	Selected Dealer Agreement

The undersigned dealer confirms its agreement to act as a Selected Dealer pursuant to all the terms and conditions of the above Selected Dealer Agreement and the attached Dealer Manager Agreement. The undersigned dealer hereby represents that it will comply with the applicable requirements of the Securities Act and the Exchange Act and the published rules and regulations of the Commission thereunder, and applicable blue sky or other state securities laws. The undersigned dealer represents and warrants that the undersigned dealer is duly registered as a broker-dealer under the provisions of the Exchange Act and the Exchange Act Rules and Regulations or is exempt from such registration. The undersigned dealer confirms that it and each salesperson acting on its behalf are members in good standing of FINRA and duly licensed by each regulatory authority in each jurisdiction in which the undersigned dealer or such salesperson will offer and sell Shares, or are exempt from registration with such authorities. The undersigned dealer hereby represents that it will comply with all rules and regulations promulgated by FINRA and any other applicable regulatory authority.

Dated:
Name of Selected Dealer

Federal Identification Number
By:
Name: ______________________
Authorized Signatory

Kindly have checks representing commissions forwarded as follows (if different than above): (Please type or print)

Name of Firm:
Address:
Street

City

State and Zip Code

(Area Code) Telephone Number
Attention:

Carey Financial, LLC	16	Selected Dealer Agreement

SCHEDULE I

Selected Dealer represents and warrants that it is currently licensed as a broker-dealer in the following jurisdictions (please check the appropriate boxes):

(i)	☐ all states or the following jurisdictions

☐	Alabama	☐	Montana
☐	Alaska	☐	Nebraska
☐	Arizona	☐	Nevada
☐	Arkansas	☐	New Hampshire
☐	California	☐	New Jersey
☐	Colorado	☐	New Mexico
☐	Connecticut	☐	New York
☐	Delaware	☐	North Carolina
☐	Florida	☐	North Dakota
☐	Georgia	☐	Ohio
☐	Hawaii	☐	Oklahoma
☐	Idaho	☐	Oregon
☐	Illinois	☐	Pennsylvania
☐	Indiana	☐	Rhode Island
☐	Iowa	☐	South Carolina
☐	Kansas	☐	South Dakota
☐	Kentucky	☐	Tennessee
☐	Louisiana	☐	Texas
☐	Maine	☐	Utah
☐	Maryland	☐	Vermont
☐	Massachusetts	☐	Virginia
☐	Michigan	☐	Washington
☐	Minnesota	☐	West Virginia
☐	Mississippi	☐	Wisconsin
☐	Missouri	☐	Wyoming

(ii)	☐ the District of Columbia, ☐ Puerto Rico and ☐ Virgin Islands

Carey Financial, LLC	17	Selected Dealer Agreement

SCHEDULE II TO SELECTED DEALER AGREEMENT
FORM OF ACCEPTANCE TO PARTICIPATE IN THE DISTRIBUTION OF FEEDER FUNDS
Pursuant to Section 2 of the Selected Dealer Agreement, Selected Dealer agrees to participate in the distribution of the fund(s) selected below. In this regard, the Selected Dealer’s execution of this Acceptance to Participate in the Distribution of Feeder Funds (an “Acceptance”) confirms its agreement to act as a Selected Dealer on behalf of the fund(s) selected below pursuant to all the terms and conditions of the Selected Dealer Agreement and Dealer Manager Agreement.

☐ CHECK THIS BOX IF THE SELECTED DEALER AGREES TO PARTICIPATE IN CAREY CREDIT INCOME FUND 2016 T (“CCIF 2016 T”)
The following reflects the Selling Commission, Marketing Fee and/or the Distribution and Shareholder Servicing Fee as agreed upon between the Dealer Manager and the Selected Dealer in connection with sales of Shares of CCIF 2016 T, excluding Shares issued under CCIF 2016 T’s DRIP.
Selling Commission
Subject to the terms and conditions set forth in the Selected Dealer Agreement and the Dealer Manager Agreement and, subject to any discounts and other special circumstances described in the “Plan of Distribution” section of CCIF 2016 T’s Prospectus, the Dealer Manager shall pay a Selling Commission to Selected Dealer of 3% of the gross proceeds from the Shares sold by it and accepted and confirmed by CCIF 2016 T.
Marketing Fee

☐	Check this box if the Selected Dealer qualifies to receive a Marketing Fee of ___% per Share sold, subject to the eligibility conditions set forth in Section 6(d) of the Selected Dealer Agreement.

Distribution and Shareholder Servicing Fee
By checking above for CCIF 2016 T, Selected Dealer qualifies to receive the quarterly Distribution and Shareholder Servicing Fee in an amount and manner as described and set forth in the Selected Dealer Agreement and the “Plan of Distribution” section of CCIF 2016 T’s Prospectus. To the extent that terms related to the calculation or payment of a Distribution and Shareholder Servicing Fee as set forth in an Acceptance or in the Selected Dealer Agreement conflict with the terms set forth in the “Plan of Distribution” section of the applicable Feeder Fund’s Prospectus, the latter shall control and supersede any terms to the contrary.

☐    CHECK THIS BOX IF THE SELECTED DEALER AGREES TO PARTICIPATE IN CAREY CREDIT INCOME FUND 2018 T (“CCIF 2018 T”)
The following reflects the Selling Commission, Marketing Fee and/or the Distribution and Shareholder Servicing Fee as agreed upon between the Dealer Manager and the Selected Dealer in connection with sales of Shares of CCIF 2018 T, excluding Shares issued under CCIF 2018 T’s DRIP.

Selling Commission
Subject to the terms and conditions set forth in the Selected Dealer Agreement and the Dealer Manager Agreement and, subject to any discounts and other special circumstances described in the terms of “Plan of Distribution” section CCIF 2018 T’s Prospectus, the Dealer Manager shall pay a Selling Commission to Selected Dealer of 3% of the gross proceeds from the Shares sold by it and accepted and confirmed by CCIF 2018 T.

Carey Financial, LLC	18	Selected Dealer Agreement

Marketing Fee

☐	Check this box if the Selected Dealer qualifies to receive a Marketing Fee of % per Share sold, subject to the eligibility conditions set forth in Section 6(d) of the Selected Dealer Agreement.

Distribution and Shareholder Servicing Fee
By checking above for CCIF 2018 T, Selected Dealer qualifies to receive the quarterly Distribution and Shareholder Servicing Fee in an amount and manner as described and set forth in the Selected Dealer Agreement and the “Plan of Distribution” section of CCIF 2018 T’s Prospectus. To the extent that terms related to the calculation or payment of a Distribution and Shareholder Servicing Fee as set forth in an Acceptance or in the Selected Dealer Agreement conflict with the terms set forth in the “Plan of Distribution” section of the applicable Feeder Fund’s Prospectus, the latter shall control and supersede any terms to the contrary.

☐     CHECK THIS BOX IF THE SELECTED DEALER AGREES TO PARTICIPATE IN CAREY CREDIT INCOME FUND – I (“CCIF – I”)

Subject to the terms and conditions set forth in the Selected Dealer Agreement and the Dealer Manager Agreement and, subject to any other special circumstances described in the “Plan of Distribution” section of CCIF – I’s Prospectus, Dealer Manager may pay a portion of the Dealer Manager fee as a Marketing Fee reallowance to the Selected Dealer which is based on a percentage of the gross proceeds from the Shares sold by it and accepted and confirmed by CCIF – I as detailed below.

The following reflects the Marketing Fee as agreed upon between the Dealer Manager and the Selected Dealer in connection with sales of Shares of CCIF - I, excluding Shares issued under CCIF – I’s DRIP.

Marketing Fee

☐	Check this box if the Selected Dealer qualifies to receive a Marketing Fee of % per Share sold, subject to the eligibility conditions set forth in Section 6(d) of the Selected Dealer Agreement.

Carey Financial, LLC	19	Selected Dealer Agreement

IN WITNESS WHEREOF, the parties have accepted and executed this Acceptance as shown below. This Acceptance shall have effect as of the date on which the Commission first declares effective the registration statement on Form N-2 of the Feeder Fund to which it relates.

DEALER MANAGER
CAREY FINANCIAL, LLC
By:
Name:
Title:
Date:

SELECTED DEALER
(Name of Selected Dealer)

By:
Name:
Title:
Date:

Carey Financial, LLC	20	Selected Dealer Agreement

SCHEDULE III TO SELECTED DEALER AGREEMENT RIA ADDENDUM

The Selected Dealer covenants, warrants and represents, during the full term of this Agreement, that:

1.	The name of the RIA is: .

2.	The RIA is affiliated with the Selected Dealer.

3.
Any investment adviser representative of the Selected Dealer’s affiliated RIA who recommends a purchase of Shares to an investor must also be associated with the Selected Dealer as a registered representative and be supervised by the Selected Dealer pursuant to the requirements set forth in the Selected Dealer Agreement.

4.
The sale of any Shares that are recommended by its affiliated RIA must be made by the Selected Dealer pursuant to the Selected Dealer Agreement and reflected on the books and records of the Selected Dealer, regardless of whether the Shares are held with a custodian.

5.
The Selected Dealer shall review and approve the investor’s account with its affiliated RIA as well as the transaction involving the sale of the Shares to the investor, including but not limited to, the activities of its registered representative who also is dually licensed with its affiliated RIA as an investment adviser representative.

6.	The Selected Dealer shall review and approve any outside custodial arrangement in connection with any purchase of Shares recommended by its affiliated RIA.

7.	The Selected Dealer’s affiliated RIA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Investment Advisers Act”).

8.
The Selected Dealer’s affiliated RIA shall comply with all applicable federal and state securities laws, including, without limitation, the disclosure requirements of the Investment Advisers Act, and the provisions thereof requiring disclosure of the compensation to be paid to the RIA.

9.	The Selected Dealer’s affiliated RIA shall maintain the records required by Section 204 of the Investment Advisers Act, and Rule 204-2 thereunder in the form and for the periods required thereby.

Carey Financial, LLC	21	Selected Dealer Agreement

IN WITNESS WHEREOF, the parties have executed this Schedule III as shown below.

SELECTED DEALER:        DEALER MANAGER

CAREY FINANCIAL, LLC
(Name of Selected Dealer)

By:        By:      Name:        Name:      Title:        Title:      Date:        Date:

Carey Financial, LLC	22	Selected Dealer Agreement

SCHEDULE IV TO SELECTED DEALER AGREEMENT

LIST OF ADDITIONAL FEEDER FUNDS SUBJECT TO THE TERMS OF THE SELECTED DEALER AGREEMENT

Pursuant to Section 2 of the Selected Dealer Agreement, notice is given by this Schedule IV of the offering of each additional Feeder Fund identified below. In addition to its invitation to participate in the offering of Shares of CCIF 2018 T, Dealer Manager hereby invites Selected Dealer to participate in the public offering of the Shares of the funds identified below. Selected Dealer agrees to notify Dealer Manager of its acceptance of the invitation by executing an Acceptance in the form contained in Schedule II to the Selected Dealer Agreement, as may be amended from time to time, for the additional Feeder Funds identified below in which Selected Dealer elects to participate, and returning it to the Dealer Manager.

	Name of Feeder Fund	Date Distribution of Feeder Fund Commenced
a)	Carey Credit Income Fund - I	7/31/2015
b)	Carey Credit Income Fund 2016 T	7/24/2015

This schedule was updated as of December 15, 2016

Carey Financial, LLC	23	Selected Dealer Agreement